Filed with the U.S. Securities and Exchange Commission on April 28, 2026

Securities Act File No. 002-17226
Investment Company Act File No. 811-00994

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment No. 132	[x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 94	[x]

(Check appropriate box or boxes)

RMB INVESTORS TRUST
One North Wacker Drive, Suite 3500
Chicago, Illinois 60606
(Address of Principal Executive Offices)

Registrant’s Telephone Number; including Area Code: (800) 462-2392

Christopher Graff
One North Wacker Drive, Suite 3500
Chicago, Illinois 60606
(Name and Address of Agent for Service of Process)
Copies of Communications to:

Mary C. Moynihan
Perkins Coie LLP
700 Thirteenth Street, N.W. Suite 800
Washington, DC 20005-3960

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2026 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

    [ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 132 to the Registration Statement of RMB Investors Trust (the “Trust”) is being filed for the purpose of updating annual financial information for the Trust and making certain other non-material changes.

May 1, 2026

Prospectus

RMB
INVESTORS
TRUST

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RMB FUNDS

Each of the funds has its own risk profile, so be sure to read this Prospectus carefully before investing in any of the funds.
Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Fund Summaries

RMB Fund
INVESTMENT OBJECTIVE: The RMB Fund (the “Fund”) seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the “Choosing a Share Class” section on page 46 of this prospectus, Appendix A to this prospectus, and the “Purchase and Redemption of Shares” section on page 30 of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[1]	1.23%	1.98%	0.98%
1 Total Annual Fund Operating Expenses do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your Class C shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$619	$871	$1,142	$1,914
Class C	$301	$621	$1,068	$2,306
Class I	$100	$312	$542	$1,201
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$201	$621	$1,068	$2,306

THE FUNDS 1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing in a diverse portfolio primarily consisting of common stocks of U.S. companies.
The Fund generally invests in high quality companies of all market capitalizations with a focus on businesses that have sustainable, long term competitive advantages. Portfolio companies may range from small and mid-sized businesses that are earlier in their growth life cycle, to larger more mature companies that return capital to shareholders through increasing dividend payments and share buy-backs. High quality companies are generally defined as companies with product leadership, that have potential for sustained operating and revenue growth and that are run by strong management teams that allocate shareholder capital wisely and align their economic interests with shareholders. The Fund employs a long-term approach when selecting stocks and seeks to own businesses that have durable franchises that can weather the ups and downs of volatile business cycles.
From time to time, the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that do not meet the criteria employed by the Fund but may have opportunities for significant returns. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or impacts of significant technological improvements or discoveries.
The Fund’s investment strategy seeks to build wealth over time by purchasing the stock of high quality growth companies that are deemed to be trading below their intrinsic value. The Fund’s portfolio is constructed on a stock by stock basis. Position sizes are determined based on current portfolio characteristics, valuation, the risk/reward profile and confidence in the company. The Fund may consider larger macro-economic trends, and will occasionally pursue investment themes across multiple holdings, when constructing the portfolio. The Fund seeks to manage risk by diversifying its holdings across sectors and industries. The Fund typically owns 30-40 stocks which is intended to allow for enough diversification to minimize risk, but enough concentration to allow the highest conviction ideas to impact the portfolio. Typically, a position will be sold if a core tenet for ownership has been violated, if valuation discounts substantially all of the upside of a company, or if a better use of capital presents itself.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.

2 THE FUNDS

•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Large-Cap Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Dividend Risk — This is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
•Small- and Mid-Cap Companies Risk — The Fund may invest in the securities of companies with small- and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of small- and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small- and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small-capitalization companies may trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.
•Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of indexes providing a broad measure of market performance. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Returns shown for periods prior to July 1, 2016 were generated under the management of the Fund’s former investment adviser.
The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sale charges. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

THE FUNDS 3

RMB Fund – Return for Class A Shares

Best Quarter: 22.00% in 2nd Quarter of 2020
Worst Quarter: -23.73% in 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2025)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	6.86%	8.23%	11.03%
Total Return After Taxes on Distributions	4.60%	6.65%	8.41%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	5.64%	6.30%	8.15%
CLASS C SHARES
Total Return Before Taxes	10.70%	8.53%	10.77%
CLASS I SHARES[2]
Total Return Before Taxes	12.80%	9.62%	11.85%
S&P 500® Index (reflects no deduction of fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 3000® Index[3] (reflects no deduction of fees, expenses or taxes)	17.15%	13.15%	14.29%

1The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund Shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
2Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares, excluding the front-end sales charge that is applicable to Class A shares but not applicable to Class I shares. Class I shares are also not subject to the distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares prior to February 1, 2017.
3The returns of this additional index provide an additional comparison for the Fund’s performance against that of a broad measure of the U.S. equity market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

4 THE FUNDS

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
Thomas Fanter and John O’Connor, CFA are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Fanter is a Partner, Director of Equities, and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since August 2024. Mr. O’Connor is a Partner, Director of Research, and Portfolio Manager of the Adviser, and has served as a portfolio manager of the Fund since August 2024.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and “How to Exchange and Redeem Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS 5

RMB Mendon Financial Services Fund

INVESTMENT OBJECTIVE: The RMB Mendon Financial Services Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the “Choosing a Share Class” section on page 46 of this prospectus, Appendix A to this prospectus, and the “Purchase and Redemption of Shares” section on page 30 of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your Class C shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$629	$900	$1,192	$2,021
Class C	$311	$652	$1,119	$2,410
Class I	$110	$343	$595	$1,317
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

6 THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services industry. The Fund includes the market value of derivatives that provide exposure to the financial services industry in determining compliance with the Fund’s 80% investment policy. The Fund may invest in companies of any size, but, under normal conditions, the Fund invests primarily in mid-, small- and micro-capitalization financial services companies. For this purpose, the Fund defines a mid-, small-, and micro-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the NASDAQ Bank Index, which as of March 31, 2026 ranged from $26 million to $42 billion. For purposes of selecting investments, the Fund defines the financial services industry broadly. It includes (but is not limited to) the following:
•Banks
•Insurance companies
•Consumer and commercial finance companies
•Securities brokerage firms and electronic trading networks
•Investment management and advisory firms
•Financial conglomerates
•Financial technology companies

Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. In selecting stocks, the Fund’s sub-adviser uses a combination of growth and value style investment criteria. Growth criteria include such items as capable management, attractive business niches, sound financial and accounting practices and/or demonstrated ability to sustain growth in revenues, earnings and cash flow. Value criteria include companies that appear to be undervalued based on their balance sheets or individual circumstances, temporarily distressed, or poised for a merger or acquisition.
The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations,” which may create a special opportunity for significant returns. Special situations include: significant technological improvements or discoveries; reorganizations, recapitalizations, mergers or spin-offs; resolutions of litigation; management team changes or material changes in company policies; and actual or potential changes in control of a company.
The sub-adviser constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services industry. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.
The Fund may also use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The Fund will limit its derivatives exposure to 10% of its net assets. The Fund expects that its primary investments in derivatives will be in written covered call options and long call options.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment

THE FUNDS 7

program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Financial Services Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in financial services companies, the Fund may perform poorly during a downturn in the financial services industry. The financial services industry can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services industry. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the sub-adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Derivatives Risk — The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.
•Call Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long call option purchases allow the option holder to be exposed to the general market characteristics of a security without the outlay of capital necessary to own the security. Options are wasting assets and expire, and as a result can expose the Fund to significant loss. The Fund will have no control over the exercise of the call options it writes and therefore may be forced to realize capital gains or losses at inopportune times.
•Small- and Mid-Cap Companies Risk — The Fund may invest in the securities of companies with small- and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of small- and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small- and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small-capitalization companies may trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

8 THE FUNDS

•Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the sub-adviser anticipated.
•Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.
•Micro-Cap Companies Risk — Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that more closely reflects the market segment in which the Fund invests. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses.
The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sales charges. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.
RMB Mendon Financial Services Fund – Return for Class A Shares

Best Quarter: 44.15% in the 4th Quarter of 2020
Worst Quarter: -42.59% in the 1st Quarter of 2020

THE FUNDS 9

Average Annual Total Returns (For the following periods ended 12/31/2025)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	7.20%	10.70%	8.78%
Total Return After Taxes on Distributions	5.65%	9.31%	7.72%
Total Return After Taxes on Distributions and Sale of Fund Shares	5.27%	8.24%	6.91%
CLASS C SHARES
Total Return Before Taxes	11.00%	11.00%	8.52%
CLASS I SHARES[1]
Total Return Before Taxes	13.12%	12.11%	9.66%
Russell 3000® Index (reflects no deduction of fees, expenses or taxes)	17.15%	13.15%	14.29%
NASDAQ Bank Index[2] (reflects no deduction of fees, expenses or taxes)	0.35%	6.93%	6.97%
1Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares, excluding the front-end sales charge that is applicable to Class A shares but not applicable to Class I shares. Class I shares are also not subject to the distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares prior to February 1, 2017.
2The returns of this additional index provide an additional comparison for the Fund's performance against that of an index that more closely reflects the market segment in which the Fund invests.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Sub-Adviser
Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser (the “Sub-Adviser”).

Portfolio Managers
Anton Schutz, Dan Goldfarb and Anton Schutz, Jr. are primarily responsible for the day-to-day management of the Fund's portfolio. Anton Schutz is President and Senior Portfolio Manager of Mendon, and he has served as portfolio manager of the Fund since its inception in 1999. Mr. Goldfarb is a Portfolio Manager of Mendon and has served as portfolio manager of the Fund since May 2022. Anton Schutz, Jr. is a Portfolio Manager of Mendon and has served as portfolio manager of the Fund since May 2024.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000

10 THE FUNDS

For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and “How to Exchange and Redeem Shares” in this prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS 11

RMB International Fund
INVESTMENT OBJECTIVE: The RMB International Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the Fee Table or the Example below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.23%¹	0.23%
Total Annual Fund Operating Expenses[2]	1.23%	0.98%
1    Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2 Total Annual Fund Operating Expenses for Class I shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$125	$390	$676	$1,489
Class I	$100	$312	$542	$1,201

12 THE FUNDS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, in at least three different countries and at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.
The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Fund’s investment adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.
The Fund may invest in companies of any size, but primarily invests in mid-and large-capitalization companies and targeting a balanced allocation across this market capitalization spectrum. For this purpose, the Fund defines a mid- and large-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the MSCI EAFE Index, which as of March 31, 2026 had a market capitalization range from $2.1 billion to $500.5 billion. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The Fund may also invest in real estate investment trusts (“REITs”), depositary receipts, including American, European and Global Depositary Receipts. The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities.
The adviser uses a fundamental, bottom up approach to identify what it believes are quality companies, as evidenced by the durability of the company’s business model (strong competitive advantages and high barriers to entry), the company’s financial strength (greater returns on capital, free cash flow generation, healthy balance sheets), the presence of long-term growth, and value-accretive management teams.
From time to time the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that are otherwise outside of the standard investment criteria employed by the Fund, but may have opportunities for significant returns. These companies are deemed “special situations”. Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or significant impacts of technological improvements or discoveries.
The Fund will buy such quality companies when the adviser believes their fundamentals are mispriced relative to their long-term potential and when their stock prices reflect reasonable valuations.
Typically, a Fund will sell companies when fundamentals deteriorate, thus impairing the long-term quality of the business; when the market price exceeds the adviser’s estimate of intrinsic value; when the adviser’s investment thesis supporting its decision to purchase and hold the company is no longer valid; and/or when the adviser believes a more attractive risk/reward opportunity exists.

THE FUNDS 13

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Emerging markets may be less developed, and securities in emerging markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited issuer information; higher brokerage costs; different and less stringent accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
•Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

14 THE FUNDS

•Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency exchange contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
•REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.
•Large-Cap Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Mid-Cap Companies Risk — The Fund may invest in the securities of companies with mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of mid-capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group.
•Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.
•Region, Country, Sector or Industry Focus Risk — The prices of securities of issuers in a particular region, country, sector, industry or other segment of the market may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, wars, geopolitical events, or other events that affect that market segment more than securities of issuers in other market segments, and such volatility will cause fluctuations in the Fund’s share price to the extent that the Fund emphasizes its investments in that region, country, sector, industry or other market segment.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

THE FUNDS 15

RMB International Fund – Return for Class I Shares

Best Quarter: 15.55% in the 4th Quarter of 2020
Worst Quarter: -21.52% in the 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2025)	1 year	5 years	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	32.74%	6.41%	3.93%
Total Return After Taxes on Distributions	32.44%	6.14%	3.75%
Total Return After Taxes on Distributions and Sale of Fund Shares	19.96%	5.13%	3.19%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	31.22%	8.92%	7.22%
1Class I shares commenced investment operations on December 27, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
James D. Plumb, Charles P. Henness Jr., CFA, and Ilhwa Lee, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Plumb is a Partner, Deputy Director of Equities and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2022. Mr. Henness is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2024. Mr. Lee is a Portfolio Manager of the Adviser and has served as portfolio manager of the Fund since April 2026.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

16 THE FUNDS

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and "How to Exchange and Redeem Shares" in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS 17

RMB SMID Cap Fund
INVESTMENT OBJECTIVE: The RMB SMID Cap Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the Fee Table or the Example below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.39%¹	0.39%
Total Annual Fund Operating Expenses	1.34%	1.09%
Less Fee Waiver and/or Expense Reimbursement[2]	-0.29%	-0.29%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.05%	0.80%
1    Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2    Curi Capital, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles and acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.05% and 0.80% of the average net assets of the Fund’s Investor Class and Class I, respectively (the “Expense Cap”). The Expense Cap is in effect through April 30, 2027 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the Expense Cap, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$107	$396	$706	$1,587
Class I	$82	$318	$573	$1,303

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example,

18 THE FUNDS

affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with small- to mid- market capitalizations.  For this purpose, the Adviser defines a small- to mid- capitalization company as a company that has a market capitalization of between $500 million and $40.02 billion at the time of purchase. Equity securities in which the Fund invests consist primarily of common stocks, and may include other types of equity securities. The Fund may also invest in real estate investment trusts (“REITs”).
The Adviser actively manages the Fund by applying an economic return framework that seeks to identify attractively-priced companies at all stages of the corporate lifecycle that allocate capital in a way that creates long-term value. The Adviser’s economic return framework analyzes key determinants of success, such as cash flow, capital investments, credit worthiness and sales momentum. Taking into account a company’s stage in the corporate lifecycle, the Adviser evaluates the sustainability of the company’s economic returns and further evaluates potential investments to determine which stocks are most attractively priced. In managing the Fund, the Adviser seeks to construct a portfolio that is diversified across both economic sectors and corporate lifecycle. As a result of its lifecycle diversification, the Fund invests in both growth- and value-style equity securities. As part of the Adviser's investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Adviser believes to be the most financially material to a company's short-, medium, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the longer term. Specific ESG factors the Adviser considers at any given time vary greatly by geography and industry, and may also vary between companies within the same geographic region or industry.

The Adviser typically reduces positions or sells securities in the Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Fund’s net assets.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.

THE FUNDS 19

•Small- and Mid-Cap Companies Risk — The Fund may invest in the securities of companies with small- and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large- capitalization companies. Historically, stocks of small- and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small- and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small-capitalization companies may trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.
•Growth Investing Risk — Growth companies are generally more susceptible than established companies to market events and sharp declines in value.
•Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.
•ESG Risk — Incorporation of ESG factors into the Fund’s investment process may cause the Fund to make different investments and have different investment performance and exposures to different issuers than funds that do not incorporate ESG considerations. When evaluating a company, the Adviser is dependent on information or data obtained through company or third-party reporting that may be incomplete, inaccurate, or unavailable, which could compromise the Adviser’s assessment of a company’s ESG characteristics and/or the financial materiality of those characteristics. Because ESG factor analysis is just one part of the Adviser’s overall investment process for the Fund, the Fund may hold portfolio companies that many or all market participants view as having an unfavorable ESG profile.
•REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.
•Large Shareholder Risk — From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the Fund’s performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that more closely reflects the market segment in which the Fund invests. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

The Fund commenced operations upon completion of the reorganization of the IronBridge SMID Cap Fund (the “IronBridge Predecessor Fund”), a series of IronBridge Funds, Inc., into the Fund, which occurred on June 21, 2019 (the “IronBridge Reorganization”). As a result of the IronBridge Reorganization, the performance and accounting history of the IronBridge Predecessor Fund were assumed by the Fund’s Class I shares. Prior to June 21, 2019, the performance shown is that of the IronBridge Predecessor Fund, which commenced operations on July 23, 2010.

20 THE FUNDS

RMB SMID Cap Fund – Return for Class I Shares

Best Quarter:25.40% in the 2nd Quarter of 2020
Worst Quarter: -25.28% in the 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2025)	1 year	5 Years	10 Years
CLASS I SHARES
Total Return Before Taxes	2.55%	6.55%	10.56%
Total Return After Taxes on Distributions	-1.44%	4.16%	7.71%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	4.41%	5.01%	7.98%
Russell 3000® Index (reflects no deduction of fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Index[2] (reflects no deduction of fees, expenses or taxes)	11.91%	7.26%	10.40%
1     The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
2    The returns of this additional index provide an additional comparison for the Fund's performance against that of an index that more closely reflects the market segment in which the Fund invests.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Manager
Christopher C. Faber and Jeff Jones, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Faber is a Senior Vice President and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since inception of its predecessor fund in August 2002. Mr. Jones is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2025.

THE FUNDS 21

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment*
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
*    Regular Account shareholders who hold shares issued to them pursuant to the IronBridge Reorganization are subject to a $1,000 minimum for subsequent investments in Class I.

For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and "How to Exchange and Redeem Shares" in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22 THE FUNDS

RMB Quality Intermediate Core Fund
INVESTMENT OBJECTIVE: The RMB Quality Intermediate Core Fund (the “Fund”) seeks current income consistent with the maintenance of principal and liquidity.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.26%¹	0.26%
Total Annual Fund Operating Expenses[2]	0.76%	0.51%
Less Fee Waiver and/or Expense Reimbursement[3]	-0.15%	-0.15%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.61%	0.36%
1     Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2     Total Annual Fund Operating Expenses for Class I shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).
3     Curi Capital, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding, interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 0.60% and 0.35% of the average net assets of the Fund’s Investor Class and Class I, respectively (the “Expense Cap”). The Expense Cap is in effect through April 30, 2027 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the Expense Cap, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.
Example

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, taking into account the Expense Cap in the first year only. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$62	$228
Class I	$37	$148

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example,

THE FUNDS 23

affect the Fund’s performance. For the period September 22, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities that are rated investment grade or equivalent by a nationally recognized statistical rating organization (“NRSRO”) or, if a security is unrated, that the Fund’s investment adviser considers to be of comparable quality. Fixed income securities in which the Fund invest include U.S. government debt, U.S. government agency debt, taxable municipal bonds, corporate debt, non-corporate debt (including sovereign, supranational, foreign agency, or other government debt), and mortgage and asset backed securities. The Fund primarily invests in U.S. dollar denominated securities. The investment adviser intends to maintain in the Fund a minimum average overall portfolio quality rating of A3 by Moody’s and/or A- by Standard & Poor’s, excluding unrated securities.
In managing the Fund’s portfolio, the investment adviser seeks to generally capture the attributes of the Bloomberg Intermediate U.S. Government/Credit A+ Index (the “Bloomberg Benchmark”), including average effective duration, duration distribution of individual securities, quality, and convexity, while attempting to realize additional returns through sector allocation and security selection. The investment adviser seeks to manage the Fund’s portfolio-wide weighted average effective duration typically within +/- 20% of the effective duration of the Bloomberg Benchmark. Under certain market conditions, the Fund’s portfolio may have a longer or shorter weighted average effective duration. As of March 31, 2026, the effective duration of the Bloomberg Benchmark was 3.67. The investment adviser seeks to maintain the Fund’s portfolio-wide weighted average maturity between one to 10 years. From time to time, the Fund’s investments may be focused on issuers in the banking industry and/or the industrials sector. The Fund may invest in other investment companies, such as mutual funds and exchange-traded funds.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular asset class, sector, sub-sector, or group of industries to which the Fund is exposed, such as bond market stress and volatility, or labor shortages, increased production costs and competitive conditions within a sector or industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and/or interest payments when they are due. Fixed income securities may be subject to credit, interest rate, call or prepayment, and extension risks which are more fully described below.
•Credit Risk. An issuer may not make timely payments of principal and interest. A credit rating assigned to a particular fixed income security is essentially an opinion of the NRSRO as to the credit quality of an issuer and may prove to be inaccurate. Valuations can be affected by changing levels of credit spreads over the comparable U.S. Treasury risk-free rates. Changes in the market’s perceptions of the issuer’s financial strength and ability to make such payments will cause the price of that security to fluctuate.
•Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Conversely, if rates fall, the value of the fixed income securities generally increases.

24 THE FUNDS

•Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may “call” or repay its higher yielding bonds before their maturity dates and the Fund may have to replace them with securities having a lower yield. This will reduce the Fund’s yield.
•Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing their effective duration to lengthen, their price sensitivity to future interest rate changes to increase, and the value of these securities to possibly fall.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio that invests in securities that may not necessarily be included in the Fund’s benchmark. The Adviser utilizes the investment strategies discussed above in making investment decisions for the Fund, and the Adviser may misjudge the risk and/or return potential of a security which can result in a loss to the Fund or significant underperformance relative to the Fund’s benchmark or similar funds in the marketplace. Individual fixed income securities selected by the Adviser may decline in value or not increase in value, even when the bond market in general is rising.
•U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. There is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations.
•Tax Risk. The Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed (or deemed distributed, as described below) to shareholders
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a regulated investment company and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the “IRS”) or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company.
If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
•Inflation Risk. Inflation presents the risk that the present value of income from investments will be less in the future because inflation decreases the value of money.
•Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to various risks, including interest rate risk, prepayment or call risk when interest rates fall, extension risk when interest rates rise, and default risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

THE FUNDS 25

•Foreign Investing Risk. Foreign securities, even those that are U.S. dollar-denominated, may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about, and less stringent regulatory standards applicable to, the issuers of foreign securities; lack of uniform accounting, auditing and financial reporting standards applicable to issuers of foreign securities; imposition of foreign withholding and other taxes; country-specific risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
•TBA Transactions Risk. A TBA transaction is effectively a contract to buy or sell mortgage-backed securities on a specific date. In a TBA transaction, the actual mortgage-backed security that will be delivered to fulfill the contract is not designated at the time of the contract, but is announced prior to the established trade settlement date. With TBA transactions, there is a risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
•Liquidity Risk. Certain fixed income securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.
•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in specific sectors of the market. Potential negative market or economic developments affecting one or more of these sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
•Banking Industry Risk. The Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were less focused on the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Further, the Fund may be subject to “bail-in” risk whereby the financial institution's liabilities that are held by the Fund could be written down, eliminated or converted into equity or an alternative instrument of ownership.
•Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
•Unrated Bond Risk. Unrated bonds determined by the investment adviser to be of comparable quality to rated bonds that the Fund may otherwise purchase may pay a higher interest rate than the rated bonds, but they are subject to a greater risk of illiquidity and price changes because less public information is typically available regarding unrated bonds or issuers compared to rated bonds or issuers.
•Defaulted/Distressed Securities Risk. Although the Fund invests in investment grade rated securities, a security rated investment grade, could experience a downgrade and become distressed or default. Distressed securities may not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.
•Municipal Securities Risk. The municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.
•Other Investment Companies Risk. In addition to the Fund’s fees and expenses, you will indirectly bear the fees and expenses charged by underlying investment companies in which the Fund invests through reduced performance.

26 THE FUNDS

•Valuation Risk. The fixed income securities held by the Fund are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the investment adviser using fair valuation methodologies. The prices used by the Fund may be different from the prices used by other mutual funds or from the prices at which the Fund’s fixed income securities are actually bought and sold. The prices of the Fund’s fixed income securities may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price
•New Fund Risk. The Fund is new and has a limited operating history. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•Modeling Risk. The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio. These models rely on inputs from third-party sources, and incorrect, imprecise, or stale data or assumptions used in the models can lead to flawed output which, if relied upon in managing the Fund’s portfolio may negatively affect Fund performance. The success of modeling techniques also depends on management’s use of the output in making portfolio management decisions, and these decisions might not produce the intended results even when based on sound modeling techniques.
PERFORMANCE INFORMATION

Performance information for the Fund is not included because the Fund has not yet completed its initial calendar year of operations. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
Jonathan G. Rigano, CFA and Patrick N. Thiel are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Rigano is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025. Mr. Thiel is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment*
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and “How to Exchange and Redeem Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

THE FUNDS 27

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28 THE FUNDS

RMB Quality Intermediate Tax-Exempt Municipal Fund

INVESTMENT OBJECTIVE: The RMB Quality Intermediate Tax-Exempt Municipal Fund (the “Fund”) seeks current income exempt from federal income tax.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.44%¹	0.44%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	0.96%	0.71%
Less Fee Waiver and/or Expense Reimbursement[3]	-0.34%	-0.34%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.62%	0.37%
1     Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2     Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).
3     Curi Capital, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding, interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 0.60% and 0.35% of the average net assets of the Fund’s Investor Class and Class I, respectively (the “Expense Cap”). The Expense Cap is in effect through April 30, 2027 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the Expense Cap, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$63	$272
Class I	$38	$193

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are

THE FUNDS 29

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period September 22, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in municipal securities that pay interest that is exempt from federal income tax. The Fund also invests, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities that are rated investment grade or equivalent by a nationally recognized statistical rating organization (“NRSRO”) or, if a security is unrated, that the Fund’s investment adviser considers to be of comparable quality. The investment adviser seeks to invest in federally tax-exempt municipal bond issues that have historically demonstrated lower degrees of credit volatility and consistent payment records compared to other municipal bond issues. Municipal bonds in which the Fund invest include general obligation issues, tax revenue issues, tollway and transportation issues, essential service revenue issues, and pre-refunded issues. The Fund may purchase municipal obligations on a when-issued or delayed delivery basis or enter into forward commitments to purchase municipal obligations. The Fund primarily invests in U.S. dollar denominated securities. The investment adviser intends to maintain in the Fund a minimum average overall portfolio quality rating of Aa3 by Moody’s and/or AA- by Standard & Poor’s, excluding unrated securities.
In managing the Fund’s portfolio, the investment adviser seeks to generally capture the attributes of the ICE BofA 1‑12 Year AAA-AA Index (the “ICE BofA Benchmark”), including average effective duration, duration distribution of individual securities, quality, and convexity, while attempting to realize additional returns through sector allocation and security selection. The investment adviser seeks to manage the Fund’s portfolio-wide weighted average effective duration typically within +/- 20% of the effective duration of the ICE BofA Benchmark. Under certain market conditions, the Fund’s portfolio may have a longer or shorter weighted average effective duration. As of March 31, 2026, the effective duration of the ICE BofA Benchmark was 4.32. The investment adviser seeks to maintain the Fund’s portfolio-wide weighted average maturity between one to 12 years. The Fund may invest in other investment companies, such as mutual funds and exchange-traded funds.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular asset class, sector, sub-sector, or group of industries to which the Fund is exposed, such as bond market stress and volatility, or labor shortages, increased production costs and competitive conditions within a sector or industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and/or interest payments when they are due. Fixed income securities may be subject to credit, interest rate, call or prepayment, and extension risks which are more fully described below.
•Credit Risk. An issuer may not make timely payments of principal and interest. A credit rating assigned to a particular fixed income security is essentially an opinion of the NRSRO as to the credit quality of an issuer and may prove to be inaccurate. Valuations can be affected by changing levels of credit spreads over the comparable U.S. Treasury risk-free rates. Changes in the market’s perceptions of the issuer’s financial strength and ability to make such payments will cause the price of that security to fluctuate.

30 THE FUNDS

•Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Conversely, if rates fall, the value of the fixed income securities generally increases.
•Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may “call” or repay its higher yielding bonds before their maturity dates and the Fund may have to replace them with securities having a lower yield. This will reduce the Fund’s yield.
•Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing their effective duration to lengthen, their price sensitivity to future interest rate changes to increase, and the value of these securities to possibly fall.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio that invests in securities that may not necessarily be included in the Fund’s benchmark. The Adviser utilizes the investment strategies discussed above in making investment decisions for the Fund, and the Adviser may misjudge the risk and/or return potential of a security which can result in a loss to the Fund or significant underperformance relative to the Fund’s benchmark or similar funds in the marketplace. Individual fixed income securities selected by the Adviser may decline in value or not increase in value, even when the bond market in general is rising.
•Municipal Securities Risk. The municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.
•Tax Risk. The Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed (or deemed distributed, as described below) to shareholders
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a regulated investment company and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the Internal Revenue Service (the “IRS”) or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company.
If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

THE FUNDS 31

Municipal securities may decrease in value during time when federal income tax rates are falling. As such, the value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the IRS, or noncompliant conduct of a municipal security issuer or other party. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
•Inflation Risk. Inflation presents the risk that the present value of income from investments will be less in the future because inflation decreases the value of money.
•Defaulted/Distressed Securities Risk. Although the Fund invests in investment grade rated securities, a security rated investment grade, could experience a downgrade and become distressed or default. Distressed securities may not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.
•Forward Commitment, When-Issued, and Delayed Delivery Risk. Such transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and subject the Fund to counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility. The Fund may purchase municipal obligations on a when-issued or delayed delivery basis or enter into forward commitments to purchase municipal obligations.
•Liquidity Risk. Certain fixed income securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The investment adviser may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.
•Unrated Bond Risk. Unrated bonds determined by the investment adviser to be of comparable quality to rated bonds that the Fund may otherwise purchase may pay a higher interest rate than the rated bonds, but they are subject to a greater risk of illiquidity and price changes because less public information is typically available regarding unrated bonds or issuers compared to rated bonds or issuers.
•Other Investment Companies Risk. In addition to the Fund’s fees and expenses, you will indirectly bear the fees and expenses charged by underlying investment companies in which the Fund invests through reduced performance.
•Valuation Risk. The fixed income securities held by the Fund are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the investment adviser using fair valuation methodologies. The prices used by the Fund may be different from the prices used by other mutual funds or from the prices at which the Fund’s fixed income securities are actually bought and sold. The prices of the Fund’s fixed income securities may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price.
•New Fund Risk. The Fund is new and has a limited operating history. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•Modeling Risk. The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio. These models rely on inputs from third-party sources, and incorrect, imprecise, or stale data or assumptions used in the models can lead to flawed output which, if relied upon in managing the Fund’s portfolio may negatively affect Fund performance. The success of modeling techniques also depends on management’s use of the output in making portfolio management decisions, and these decisions might not produce the intended results even when based on sound modeling techniques.

32 THE FUNDS

PERFORMANCE INFORMATION
Performance information for the Fund is not included because the Fund has not yet completed its initial calendar year of operations. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
Jonathan G. Rigano, CFA and Patrick N. Thiel are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Rigano is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025. Mr. Thiel is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment*
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and "How to Exchange and Redeem Shares" in this Prospectus.

TAX INFORMATION
The Fund intends to make interest income distributions that are exempt from federal income tax. However, a portion of these distributions may be subject to federal, state and local taxes. The Fund may also make distributions of capital gains that are taxable to you.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FUNDS 33

Additional Information About the Funds’ Investments
RMB Investors Trust (the “Trust”), located at One North Wacker Drive, Suite 3500, Chicago, Illinois 60606, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of five series, each of which is a separate portfolio of investments with its own investment objective.
Information relating to the RMB Fund, RMB Mendon Financial Services Fund (“Financial Services Fund”), RMB International Fund (the “International Fund”), RMB SMID Cap Fund (the “SMID Cap Fund”), the RMB Quality Intermediate Core Fund (the "Quality Intermediate Fund") and the RMB Quality Intermediate Tax-Exempt Municipal Fund (the “Tax-Exempt Municipal Fund”) (each, a “Fund” and collectively, the “Funds”) in this section is in addition to the information included in the Summary section for each Fund.

INVESTMENT OBJECTIVES
The investment objective of the RMB Fund is to seek capital appreciation, mainly long term; income is generally of lesser importance, meaning that it is a secondary goal. The investment objective of the Financial Services Fund, International Fund, and SMID Cap Fund is to seek capital appreciation.The investment objective of the Quality Intermediate Fund is to seek current income consistent with the maintenance of principal and liquidity. The investment objective of the Tax-Exempt Municipal Fund is to seek current income exempt from federal income tax.

Except for the RMB Fund, and the Tax-Exempt Municipal Fund, the Board of Trustees may change a Fund’s investment objective without shareholder approval. The RMB Fund and Tax-Exempt Municipal Fund’s objective is fundamental and may not be changed without shareholder approval. There can be no assurance that a Fund will be successful in achieving its investment objective.
The Financial Services Fund, SMID Cap Fund, Quality Intermediate Fund, and the Tax-Exempt Municipal Fund have each adopted a non-fundamental investment policy to invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the types of investments suggested by the Fund’s name. Each Fund’s 80% investment policy is disclosed in the Principal Investment Strategies Section of the applicable Fund Summary and may be changed by the Fund upon 60 days’ notice to shareholders.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
RMB Fund. The Fund generally invests in high quality companies of all market capitalizations with a focus on businesses that have sustainable, long term competitive advantages. Portfolio companies may range from small and mid-sized businesses that are earlier in their growth life cycle, to larger more mature companies that return capital to shareholders through increasing dividend payments and share buy-backs. High quality companies are generally defined as companies with product leadership, that have potential for sustained operating and revenue growth and that are run by strong management teams that allocate shareholder capital wisely and align their economic interests with shareholders. The Fund employs a long-term approach when selecting stocks and seeks to own businesses that have durable franchises that can weather the ups and downs of volatile business cycles.
Financial Services Fund. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services industry. The Fund includes the market value of derivatives that provide exposure to the financial services industry in determining compliance with the Fund’s 80% investment policy. The Fund may invest in companies of any size, but, under normal conditions, the Fund invests primarily in mid-, small- and micro-capitalization financial services companies. For this purpose, the Fund defines a mid-, small-, and micro-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the NASDAQ Bank Index, which as of March 31, 2026 ranged from $26 million to $42 billion. For purposes of selecting investments, the Fund defines the financial services industry broadly. It includes (but is not limited to) the following:
•Banks
•Insurance companies
•Consumer and commercial finance companies
•Securities brokerage firms and electronic trading networks
•Investment management and advisory firms
•Financial conglomerates
•Financial technology companies

34 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

International Fund. The Fund pursues its investment objective by investing, under normal conditions, in at least three different countries and at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.

The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Fund’s investment adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.

The Fund may invest in companies of any size, but primarily invests in mid- and large-capitalization companies and targeting a balanced allocation across this market capitalization spectrum.For this purpose, the Fund defines a mid- and large-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the MSCI EAFE Index, which as of March 31, 2026 had a market capitalization range from $2.1 billion to $500.5 billion. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.

The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The Fund may also invest in real estate investment trusts (“REITs”), depositary receipts, including American, European and Global Depositary Receipts. The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities.

SMID Cap Fund. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with small- to mid- market capitalizations. For this purpose, the Adviser defines a small- to mid- capitalization company as a company that has a market capitalization of between $500 million and $40.02 billion at the time of purchase. Equity securities in which the Fund invests consist primarily of common stocks, and may include other types of equity securities. The Fund may also invest in REITs.
The Adviser actively manages the Fund by applying an economic return framework that seeks to identify attractively-priced companies at all stages of the corporate lifecycle that allocate capital in a way that creates long-term value. The Adviser’s economic return framework analyzes key determinants of success, such as cash flow, capital investments, credit worthiness and sales momentum. Taking into account a company’s stage in the corporate lifecycle, the Adviser evaluates the sustainability of the company’s economic returns and further evaluates potential investments to determine which stocks are most attractively priced. In managing the Fund, the Adviser seeks to construct a portfolio that is diversified across both economic sectors and corporate lifecycle. As a result of its lifecycle diversification, the Fund invests in both growth- and value-style equity securities.
The first phase in the decision-making process involves screening a broad equity universe of approximately 2,500 small- to mid- market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum. From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns. This results in a potential “buy” list of 150 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced. Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments. The Adviser typically constructs the SMID Cap Fund’s portfolio of the approximately 40 to 80 holdings that result from this process, with close attention paid to the Russell 2500TM Index sector weightings, which may result in a significant portion of the SMID Cap Fund’s assets being invested in particular sectors, such as the financial services industry. Stocks are typically sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the SMID Cap Fund’s net assets.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 35

SMID Cap Fund. As part of the Adviser’s investment process for the SMID Cap Fund, the investment team evaluates the general and industry-specific ESG factors that the Adviser believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the long-term. Specific ESG factors the Adviser considers at any given time vary greatly by geography and industry, and may also vary between companies within the same geographic region or industry. The Adviser believes its evaluation of ESG factors contributes to its overall analysis of a company’s value creation and future financial performance.
The Adviser primarily utilizes data from company filings and information from engagement with company management, and may also use data from third-party sources, in its proprietary ESG evaluation process. The Adviser’s proprietary ESG evaluation process seeks to identify ESG factors that the Adviser believes will materially contribute to or detract from a company’s financial performance. The investment team assigns a grade (e.g., A, B, or C) for the company’s environmental, social, and governance practices, as well as an overall ESG grade for the company. The weight given to any particular ESG factor may vary depending upon a company’s industry and may change over time.
The ESG grades the Adviser assigns to a company are only one of many inputs considered by the investment team in evaluating whether to buy, sell or hold the company for the Fund’s portfolio.
Across industries, the investment team evaluates common corporate ESG factors, including but not limited to those listed below.

Environmental: greenhouse gas emissions, energy management, and water management.

Social: recruitment and management of a global, diverse, and skilled workforce, community relations, product safety, and labor practices.

Governance: composition and structure of the board of directors, executive management’s compensation level and structure, competitive behavior, systematic risk management, and business ethics.

Industry-specific ESG factors the investment team evaluates include, but are not limited to, those listed below.

Environmental: environmental footprint of hardware infrastructure, hazardous materials management, waste and discharge management, distribution network efficiency, and fleet fuel management.

Social: data security, lending practices, food safety, energy affordability, and advertising integrity.

Governance: intellectual property protection, nuclear safety and emergency management, management of systemic risks from technology disruptions, management of conflicts of interest, and critical incident risk management.

Quality Intermediate Core Fund The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities that are rated investment grade or equivalent by a NRSRO or, if a security is unrated, that the Adviser considers to be of comparable quality. Fixed income securities in which the Fund invest include U.S. government debt, U.S. government agency debt, taxable municipal bonds, corporate debt, non-corporate debt (including sovereign, supranational, foreign agency, or other government debt), and mortgage and asset backed securities. The Fund primarily invests in U.S. dollar denominated securities. The Adviser intends to maintain in the Fund a minimum average overall portfolio quality rating of A3 by Moody’s and/or A- by Standard & Poor’s, excluding unrated securities.
In managing the Fund’s portfolio, the Adviser seeks to generally capture the attributes of the Bloomberg Intermediate U.S. Government/Credit A+ Index (the “Bloomberg Benchmark”), including average effective duration, duration distribution of individual securities, quality, and convexity (i.e., the potential change in duration caused by a change in interest rates), while attempting to realize additional returns through sector allocation and security selection. The Adviser seeks to manage the Fund’s portfolio-wide weighted average effective duration typically within +/- 20% of the effective duration of the Bloomberg Benchmark. Under certain market conditions, the Fund’s portfolio may have a longer or shorter weighted average effective duration. Duration is a measure of the sensitivity of a bond’s price to a change in interest rates. As of March 31, 2026, the effective duration of the Bloomberg Benchmark was 3.67. The Adviser seeks to maintain the Fund’s portfolio-wide weighted average maturity between one to 10 years. From time to time, the Fund’s investments may be focused on issuers in the banking industry and/or the industrials sector. The Fund may invest in other investment companies, such as mutual funds and exchange-traded funds.

36 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio with the desired attributes, including average effective duration, duration distribution of individual securities, quality, and convexity, in an attempt to outperform the distribution yield of the Bloomberg Benchmark. Portfolio construction focuses on individual security selections and the resulting impact on the Fund’s total return and distribution yield. The Fund’s portfolio is constructed using a stratified sampling technique and market-based simulations to forecast expected returns relative to the Bloomberg Benchmark’s returns. The Adviser seeks to realize additional returns through sector allocation by overweighting or underweighting the Fund’s exposure to particular sectors relative to the Bloomberg Benchmark’s sector weights based on whether the Adviser deems the fixed income securities within the sector to be undervalued or overvalued, respectively, relative to the overall market. The Adviser uses real-time market-based inputs, including interest rates across the term structure (i.e., yield curve), credit spreads, and economic data, obtained from sources that it deems reputable (e.g., Bloomberg) to assist it in identifying attractive securities and portfolio structures based on yield, price, and risk attributes. When market opportunities such as volatility or significant changes in interest rates and/or credit spreads occur, the Adviser will seek to reposition the portfolio to capitalize on investment opportunities resulting from market mispricings.
Quality Intermediate Tax-Exempt Municipal Fund The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in municipal securities that pay interest that is exempt from federal income tax. The Fund also invests, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities that are rated investment grade or equivalent by a NRSRO or, if a security is unrated, that the Adviser considers to be of comparable quality. The Adviser seeks to invest in federally tax-exempt municipal bond issues that have historically demonstrated lower degrees of credit volatility and consistent payment records compared to other municipal bond issues. Municipal bonds in which the Fund invest include general obligation issues, tax revenue issues, tollway and transportation issues, essential service revenue issues, and pre-refunded issues. Essential service revenue issues are securities with revenue sources from utility type structures (e.g., water, sewer, electric, etc.). Pre-refunded issues are bonds that are secured by a separate, dedicated escrow account typically containing U.S. government securities. The escrow account is funded when a new bond is issued to replace the older, callable bond, typically to take advantage of lower interest rates, effectively refinancing the old outstanding bond. The Fund may purchase municipal obligations on a when-issued or delayed delivery basis or enter into forward commitments to purchase municipal obligations. The Fund primarily invests in U.S. dollar denominated securities. The Adviser intends to maintain in the Fund a minimum average overall portfolio quality rating of Aa3 by Moody’s and/or AA- by Standard & Poor’s, excluding unrated securities.
In managing the Fund’s portfolio, the Adviser seeks to generally capture the attributes of the ICE BofA 1-12 Year AAA-AA Index (the “ICE BofA Benchmark”), including average effective duration, duration distribution of individual securities, quality, and convexity (i.e., the potential change in duration caused by a change in interest rates), while attempting to realize additional returns through sector allocation and security selection. The Adviser seeks to manage the Fund’s portfolio-wide weighted average effective duration typically within +/- 20% of the effective duration of the ICE BofA Benchmark. Under certain market conditions, the Fund’s portfolio may have a longer or shorter weighted average effective duration. Duration is a measure of the sensitivity of a bond’s price to a change in interest rates. As of March 31, 2026, the effective duration of the ICE BofA Benchmark was 4.32. The Adviser seeks to maintain the Fund’s portfolio-wide weighted average maturity between one to 12 years. The Fund may invest in other investment companies, such as mutual funds and exchange-traded funds.
The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio with the desired attributes, including average effective duration, duration distribution of individual securities, quality, and convexity, in an attempt to outperform the distribution yield of the ICE BofA Benchmark. Portfolio construction focuses on individual security selections and the resulting impact on the Fund’s total return and distribution yield. The Fund’s portfolio is constructed using a stratified sampling technique and market-based simulations to forecast expected returns relative to the ICE BofA Benchmark’s returns. The Adviser seeks to realize additional returns through sector allocation by overweighting or underweighting the Fund’s exposure to particular sectors relative to the ICE BofA Benchmark’s sector weights based on whether the Adviser deems the fixed income securities within the sector to be undervalued or overvalued, respectively, relative to the overall market. The Adviser uses real-time market-based inputs, including interest rates across the term structure (i.e., yield curve), credit spreads, and economic data, obtained from sources that it deems reputable (e.g., Bloomberg) to assist it in identifying attractive securities and portfolio structures based on yield, price, and risk attributes. When market opportunities such as volatility or significant changes in interest rates and/or credit spreads occur, the Adviser will seek to reposition the portfolio to capitalize on investment opportunities resulting from market mispricings.

NON-PRINCIPAL INVESTMENTS - ALL FUNDS
Restricted and Illiquid Securities
In addition to the strategies noted in the Summary sections for each Fund, each Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, including private placements issued under Regulation S, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 37

Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
Illiquid investments are investments that the Adviser reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. Illiquid investments may be more difficult to value.

Each Fund will not invest more than 15% of its net assets in illiquid securities.

Temporary Defensive Positions
For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

ADDITIONAL INFORMATION REGARDING MARKET INDEXES
The following are descriptions of the Funds’ broad based securities market indexes and indexes that reflect the market segment in which the Funds invest disclosed in this prospectus. These indexes are unmanaged and the returns disclosed do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to evaluate performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across 21 developed market countries around the world, excluding the U.S. and Canada. Developed markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. With approximately 690 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2500TM Index, measures the performance of the small to mid-cap segment of the U.S. equity universe. The Index includes the approximately 2,500 smallest companies of the Russell 3000® Index based on their market cap and current index membership.

Russell 3000® Index, measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, as of the most recent reconstitution. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

Quality Intermediate Core Fund Benchmark Index:
Bloomberg Intermediate Government/Credit A+ Index, measures investment grade, US dollar denominated, fixed income rate nominal Treasuries, government related and corporate securities with 1-10 year maturities.

38 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Quality Intermediate Tax-Exempt Municipal Fund Benchmark Index:
ICE BofA 1-12 Year AAA-AA Municipal Securities Index is a subset of ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 12 years and rated AAA through AA3, inclusive.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 39

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS

The Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause you to lose money.

	RMB Fund	Financial Services Fund	Interna-tional Fund	SMID Cap Fund	Quality Intermediate Core Fund	Quality Intermediate Tax-Exempt Municipal Fund
Market Risk	●	●	●	●	●	●
Equity Securities Risk	●	●	●	●
Management Risk	●	●	●	●	●	●
Micro-Cap Companies Risk		●
Small/Mid-Cap Companies Risk	●	●		●
Large-Cap Companies Risk	●		●
Mid-Cap Companies Risk			●
Foreign Investing Risk			●		●
Emerging Markets Risk			●
Currency Risk			●
Derivatives Risk		●
Call Options Risk		●
Region, Country, Sector or Industry Risk			●
Financial Services Risk		●
Special Situations Risk	●	●	●
Liquidity Risk			●		●	●
Depositary Receipts Risk			●
REIT Risk			●	●
Growth Investing Risk	●	●		●
Value Investing Risk		●		●
Dividend Risk	●
Large Shareholder Risk				●
ESG Risk				●
Fixed Income Securities Risk					●	●
U.S. Government and U.S. Agency Obligations Risk					●	●
Inflation Risk					●	●
Mortgage- and Asset-Backed Securities Risk					●
Forward Commitment, When-Issued, and Delayed Delivery Risk						●
TBA Transactions Risk					●
Sector Risk					●
Banking Industry Risk					●
Industrials Sector Risk					●
Unrated Bond Risk					●	●
Defaulted/Distressed Securities Risk					●	●
Municipal Securities Risk					●	●
Other Investment Companies Risk					●	●
Valuation Risk					●	●
New Fund Risk					●	●
Modeling Risk					●	●
Tax Risk					●	●
•Market Risk — The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in

40 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, natural disasters, or other events could have a significant impact on a Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Future infectious disease outbreaks that may arise, as well as actions taken in response by governmental authorities or other third parties, may negatively impact the market. The ongoing conflicts in Europe and the Middle East and other potential hostilities or geopolitical tensions may negatively impact the market. Tariffs, trade wars, inflation or financial crises, and governmental and central bank responses to these events, may also negatively impact the market. These market impacts would reduce the value of the Funds' investments, possibly significantly.
•Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and interest payments when they are due. Fixed income securities may be subject to credit, interest rate, call or prepayment, and extension risks which are more fully described below.
◦Credit Risk. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. NRSROs provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate.
◦Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Conversely, if rates fall, the value of the fixed income securities generally increases. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
◦Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its higher yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.
◦Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing their effective duration to lengthen their price sensitivity to future interest rate changes to increase, and the value of these securities to possibly fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
•Equity Securities Risk — The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various debt investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.
•Management Risk — The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser/Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. A Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the Adviser/Sub-Adviser may decline in value or not increase in value, even when the stock market in general is rising.
•U.S. Government and U.S. Agency Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 41

Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship and are currently backed by the U.S. Treasury. If the conservatorship is terminated, these obligations will no longer have the protection of the U.S. Treasury. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
•Micro-Cap Companies Risk — Certain of the Fund’s investments may be considered “micro-cap”. Micro-cap companies may be less financially secure than large, mid or small-capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.
•Small/Mid-Cap Companies Risk — Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.
•Large-Cap Companies Risk — Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on a Fund’s portfolio, performance and share price.
•Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
•Emerging Markets Risk — Investment risks typically are greater in emerging, less developed and developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Emerging markets may be less developed, and securities in emerging markets are generally more volatile and less liquid than those in the developed markets. Emerging and developing market countries also are more likely to experience high levels of inflation or even deflation, which could hurt their economies and securities markets. The currencies of certain emerging market countries may experience devaluation relative to the U.S. dollar, which will adversely affect the value of a Fund's assets denominated in such currencies. Certain emerging and developing markets also may face other significant internal or external risks, including a heightened risk of war, or ethnic, religious or racial conflicts. In addition, governments in many emerging and developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

42 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited issuer information; higher brokerage costs; different and less stringent accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions.
There may be little financial or accounting information available with respect to issuers located in emerging market countries, and this information may not reflect the issuer's financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to take action with respect to bad actors may be limited. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or negatively impact fund performance.
Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
•Currency Risk — Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, a Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the U.S. or abroad.
A Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency exchange contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund. The success of any hedging strategy is highly uncertain, and a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.
•Derivatives Risk — Investing in derivatives involves investment techniques and risks different from those associated with ordinary securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 43

exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close-out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. Derivative instruments may also be subject to the additional risks described below.
•Counterparty risk. The risk that a Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Other than to maintain its status as a regulated investment company for U.S. federal income tax purposes, a Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.
•Leverage Risk. To the extent the Fund’s use of derivatives creates financial leverage, the value of the Fund’s shares may be more volatile because financial leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments, and results in increased volatility. The Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivatives instruments that have a leveraging effect. A Fund’s use of options can magnify the Fund’s exposure beyond its existing investment in the underlying security (i.e., economic leverage).
•Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
•Options risk. Options transactions involve special risks that may make it difficult or impossible to close a position when a Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
•Call Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. Options are wasting assets and expire, and as a result can expose the Fund to significant losses.
•Covered Call Options. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying asset above the exercise price, but continues to bear the risk of a decline in the value of the underlying asset. A liquid market may not exist for the option. If the Fund is not able to close out the options transactions, the Fund will not be able to sell the underlying asset until the option expires or is exercised.
•Tax Consequences to Writing Covered Call Options Risk. The Fund expects to generate premiums from its sale of call options. If a call option written by the Fund expires, the Fund will typically realize a short-term capital gain for federal income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.
•Region, Country, Sector or Industry Focus Risk — At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector or industry. The prices of securities of issuers in a particular industry or

44 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, wars, geopolitical events, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
•Financial Services Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in financial services companies, the Fund may perform poorly during a downturn in the financial services industry. The financial services industry can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services industry. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Future outbreaks of infectious disease or other natural disasters or crises could have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write offs, governmental intervention and potentially the failure of some financial institutions.
•Special Situations Risk — Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value.
•Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
•Depositary Receipts Risk — The Funds’ investments in depositary receipts include ADRs, GDRs and EDRs. ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally.
Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
•REIT Risk — Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, and the economy and consumer perception in general.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 45

governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; costs and availability of construction materials and labor; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
•Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated. Investors often expect growth companies to increase their earnings at a certain rate. Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. This may result in a decline in the value of the Funds’ investments.
•Value Investing Risk — Value-style stocks are those that the Adviser/Sub-Adviser believes will increase in value, pay dividends or are undervalued at the time of purchase. Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser/Sub-Adviser, or may decline if the market fails to recognize the company’s intrinsic value, if the factors that the Adviser/Sub-Adviser believes will increase the price do not occur or if a stock is appropriately priced.
•ESG Risk — Incorporation of ESG factors into a Fund’s investment process may cause the Fund to make different investments, and result in different exposures to various issuers, than funds that do not incorporate such considerations into their strategy or investment processes. The Adviser’s ESG considerations may also result in a greater emphasis on long-term performance, which may result in the Fund forgoing shorter-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG-related reasons when it might not otherwise be advantageous to do so. This may affect the Fund’s performance depending on whether certain investments are in or out of favor, and the Fund’s investment performance could be different compared to funds that do not incorporate ESG considerations.
There are significant differences in interpretations of what it means for a company to meet ESG criteria. The Adviser’s assessment of a company may differ from that of other funds advised by different advisers, and the Adviser’s assessment of a company’s ESG factors could change over time. As a result, stocks selected by the Adviser may not reflect the beliefs and values of any particular investor. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer’s ESG practices. Because ESG factor analysis is used as one part of the Adviser’s overall investment process, a Fund may still invest in securities of issuers that many or all market participants view as having an unfavorable ESG profile.
•Dividend Risk — This is the risk than an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
•Large Shareholder Risk — From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the Fund’s performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would.
•Inflation Risk. Inflation presents the risk that the present value of income from investments will be less in the future because inflation decreases the value of money.
•Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to various risks, including interest rate risk, prepayment or call risk when interest rates fall, extension risk when interest rates rise, and default risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these fixed income securities. A reduction in a security’s effective duration will reduce the price appreciation benefit in a declining interest rate environment. The extension of a security’s effective duration will increase the price depreciation detriment in a rising interest rate environment. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.
•Forward Commitment, When-Issued, and Delayed Delivery Risk is the risk that such transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and subject the Fund to counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the

46 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Fund’s overall investment exposure and, as a result, its volatility. The Fund may purchase municipal obligations on a when-issued or delayed delivery basis or enter into forward commitments to purchase municipal obligations.
•TBA Transactions Risk. A TBA transaction is effectively a contract to buy or sell mortgage-backed securities on a specific date. In a TBA transaction, the actual mortgage-backed security that will be delivered to fulfill the contract is not designated at the time of the contract, but is announced prior to the established trade settlement date. With TBA transactions, there is a risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in specific sectors of the market. Potential negative market or economic developments affecting one or more of these sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
•Other Investment Companies Risk. As a means to pursue its investment objective, the Fund may invest in shares of other open-end investment companies, including ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees and other expenses, in addition to its own expenses.
Investments in ETFs are subject to additional risks, including: (i) there is a concentrated number of authorized participants, market makers, and liquidity providers available for ETFs; (ii) the shares of the ETF may trade at prices other than the fund’s NAV; and (iii) although ETFs are traded on national securities exchanges, there can be no assurance that the ETF will trade with any volume, or at all, on any stock exchange.
•Banking Industry Risk. The Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were less focused on the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Further, the Fund may be subject to “bail-in” risk whereby the financial institution's liabilities that are held by the Fund could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of the securities issued by that institution and, if the Fund holds such securities or has entered into a transaction with such a financial institution when a bail-in occurs, the Fund may also be similarly impacted.
•Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
•Defaulted/Distressed Securities Risk. Although the Funds invest in investment grade securities, a security rated investment grade could experience a downgrade and become distressed or default. Distressed securities may not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
•Municipal Securities Risk. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or projects backing such securities to generate taxes or revenues. There is also a risk that the interest on a municipal security that is expected to produce tax-exempt income may be subject to income tax, which could decrease the value of the security.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 47

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Municipal securities are generally traded via a network among dealers and brokers that connect buyers with sellers. Liquidity in the tax exempt market has been reduced as a result of overall economic conditions and credit tightening. The condition of the secondary market for particular municipal bonds and other fixed income securities may make them more difficult to value or sell.
•Valuation Risk The fixed income securities held by the Funds are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the Adviser using fair valuation methodologies. Pricing service prices for fixed income securities are based on various market inputs such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, comparable securities, bids, offers and reference data, as well as market indicators, and material issuer, industry and economic events. The prices used by the Funds may be different from the prices used by other mutual funds or from the prices at which the Funds’ securities are actually bought and sold. The prices of the Funds’ fixed income securities may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price.
•New Fund Risk. As of the date of this Prospectus, the Fund had no operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•Modeling Risk. The Adviser uses analytical modeling techniques to structure the Fund’s investment portfolio. These models rely on inputs from third-party sources, and incorrect, imprecise, or stale data or assumptions used in the models can lead to flawed output which, if relied upon in managing the Fund’s portfolio may negatively affect Fund performance. The success of modeling techniques also depends on management’s use of the output in making portfolio management decisions, and these decisions might not produce the intended results even when based on sound modeling techniques.
•Tax Risk. Municipal securities may decrease in value during times when federal income tax rates are falling. As such, the value of the Fund’s investments an its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes to federal income tax or changes in the federal tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity, and marketability of municipal securities. This could in turn affect the Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels. Income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the IRS, or noncompliant conduct of a municipal security issuer or other party. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Non-Principal Risks
In addition to the principal investment risks described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

•Cybersecurity Risk — Investment companies, including the Funds, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks or failures. As a result, the Funds or their service providers, or the issuers of securities in which the Funds invest, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Funds or Fund shareholders to transact business, the inability of the Funds to calculate a net asset value, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Funds or their investors), regulatory fines, penalties, reputational damage,

48 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. Cyber-attacks might potentially be carried out by persons or organizations, including foreign governments, using techniques, including electronically circumventing network security, overwhelming websites, gathering intelligence, engaging in ransomware attacks and social engineering functions aimed at obtaining information necessary to gain access.

•Operational Risk — The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

•Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances. While restricted securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 49

DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for each Fund, as of month-end, is available on the Funds’ website at www.rmbfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Funds file a Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) for the period or date that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the Statement of Additional Information (the “SAI”).

50 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Understanding Fund Fees and Expenses
SHAREHOLDER FEES
The following definitions may be helpful in understanding the Funds’ shareholder fees:
“Front-End Sales Charge.” An amount charged for the sale of Class A shares and reflected in the asked or offering price.
“Asked or Offering Price.” The price at which a Fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any front-end sales charge.
“Contingent Deferred Sales Charge or CDSC.” A fee imposed when certain shares are redeemed less than one year after purchase. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.
FUND EXPENSES
The following definitions may be helpful in understanding Fund expenses:
“Management Fees.” Fees paid to the Adviser for the supervision of a Fund’s investment program.
“Distribution and Shareholder Servicing (Rule 12b-1) Fees.” Pursuant to Rule 12b-1 under the 1940 Act, as amended, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take Rule 12b-1 fees into account when choosing a Fund and share class.
“Other Expenses.” Fees paid by the Fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

The Investment Adviser
The Funds’ investment adviser is Curi Capital, LLC (“Curi ” or the “Adviser”), located at One North Wacker Drive, Suite 3500, Chicago, Illinois 60606. Curi is an independent diversified financial services firm that provides advisory and investment services to individuals, families, employers, trusts, family offices, endowments, and other institutions. Prior to January 1, 2024, RMB Capital Management, LLC (“RMB Capital”), which was founded in 2005, served as each Fund’s (including any predecessor funds’) investment adviser since the dates set forth below. On January 1, 2024, RMB Capital merged with Curi Wealth Management, LLC and became Curi RMB Capital, LLC . On July 1, 2025 Curi RMB Capital, LLC became Curi Capital, LLC.

Fund	Advised by RMB Capital until January 1, 2024, and since:
RMB Fund	July 2016
Financial Services Fund	July 2016
International Fund	December 2017
SMID Cap Fund(1)	June 2017
Quality Intermediate Core	September 2025
Tax-Exempt Municipal Fund	September 2025
(1) The SMID Cap Fund commenced operations as series of the Trust upon completion of the IronBridge Reorganizations on June 21, 2019. Previously, RMB Capital served as investment adviser to the IronBridge SMID Cap Fund (predecessor to the SMID Cap Fund) (The “IronBridge Predecessor Fund”) since June 24, 2017.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 51

Pursuant to an investment advisory agreement, which has been approved by the Board and the Funds’ shareholders, the Adviser is responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s investment objective and policies, including economic research, industry and company analysis, the purchase and sale of portfolio securities, and maintaining books and records of the Fund. The Adviser also has overall responsibility for the general management of the Funds’ operations, including arranging for and assisting the Board with oversight of the services provided by third-party service providers. In return for its services, the Adviser receives a fee from each Fund as set forth below under the heading “Management Fees and Expense Limitation Agreement.”

With respect to the Financial Services Fund, the Adviser has entered into a sub-advisory agreement with Mendon, which has been approved by the Board and the Fund’s shareholders, pursuant to which Mendon provides the Fund with investment advice, consistent with the Fund’s investment objective and policies, subject to the oversight of the Adviser. The Adviser pays a sub-advisory fee to Mendon out of the Adviser’s own assets. The Fund is not responsible for paying any portion of the sub-advisory fee to Mendon.

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL
A discussion regarding the Board of Trustees’ basis for approving (1) the investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser and (2) the sub-advisory agreement between the Adviser and Mendon with respect to the Financial Services Fund, is included in the semi-annual report for these Funds for the period ended June 30, 2025.

MANAGEMENT FEES AND EXPENSE LIMITATION AGREEMENT
The Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that each Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class. The expense limitation agreement excludes the following expenses for purposes of determining a Fund’s expense levels and the Adviser’s waiver and reimbursement obligations: interest charges on Fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, “extraordinary expenses” not incurred in the ordinary course of a Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board of Trustees of the Trust (the “Board”). Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents (as distinguished from routine annual revisions and updates), (iii) expenses of holding, and soliciting proxies for, a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters (as distinguished from routine matters such as the election of Trustees or the approval of accountants), and (iv) expenses of converting to a new custodian, transfer agent or other service provider. The table below sets forth the expense limits agreed to by the Adviser and the Trust for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Limit on Total Annual Fund Operating Expenses
	RMB Fund	Financial Services Fund
Class A	1.59%	1.80%
Class C	2.34%	2.55%
Class I	1.34%	1.55%

	Limit on Total Annual Fund Operating Expenses
	International Fund	SMID Cap Fund	RMB Quality Intermediate Core Fund	RMB Quality Intermediate Tax-Exempt Municipal Fund
Investor Class	1.40%	1.05%	0.60%	0.60%
Class I	1.15%	0.80%	0.35%	0.35%

52 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month. The Adviser may recoup from a Fund fees and expenses waived and reimbursed by the Adviser pursuant to the agreement for a period of three years following the date on which the waiver or reimbursement occurred, provided that such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment. The expense limitation agreement will remain in effect through April 30, 2027 for each Fund, and will automatically renew for successive one-year periods ending April 30, unless either party to the agreement provides 30 days' prior written notice to the other party, and cannot be terminated with respect to a Fund prior to such dates without the approval of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after the end date stated above.

The table below sets forth the management fees paid by the Funds for the fiscal year ended December 31, 2025, taking into account the Expense Limitation Agreement in effect with the Adviser.

Fee as a % of Average Daily NAV	Contractual Management Fee Rate for Fiscal Year Ended 12/31/25	Actual Management Fee Rate (after Expense Limits for Fiscal Year Ended 12/31/25)
RMB Fund	0.60%	0.60%
RMB Mendon Financial Services Fund	0.75%	0.75%
RMB International Fund	0.75%	0.75%
RMB SMID Cap Fund	0.70%	0.41%
RMB Quality Intermediate Core Fund	0.25%	0.10%[1]
RMB Quality Intermediate Tax-Exempt Municipal Fund	0.25%	0.00%
1 Annualized

THE SUB-ADVISER
Mendon
Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon’s principal office is located at 31 Ocean Reef Drive, Suite C101 #249, Key Largo, Florida 33037. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the Financial Services Fund’s sub-adviser since its inception in 1999. For services provided to these Funds, the Adviser (and not the Funds) pays the Sub-Adviser at the rates set forth in the sub-advisory agreement.

Portfolio Management
The Adviser’s and the Sub-Adviser’s investment and portfolio decision-making process is based on a team approach. For each Fund, the portfolio manager(s) listed below have primary responsibility for the day-to-day management of the Fund. Information regarding each Fund’s portfolio manager(s), the portfolio manager’s title and length of service is set forth below. The SAI provides additional information about each portfolio manager’s compensation, other accounts under management, and ownership of securities in their respective Fund(s).

Portfolio Manager	Primary Role	Title and Recent Biography
Christopher C. Faber RMB SMID Cap Fund
Mr. Faber, Senior Vice President and Portfolio Manager of the Adviser, has had primary day-to-day responsibility for the management of the Fund’s portfolio since inception of its predecessor fund in August 2002.

Partner (formerly, Senior Vice President) and Portfolio Manager of the Adviser (since 2017). Prior to joining the Adviser in 2017, Mr. Faber was the President and a portfolio manager of IronBridge Capital Management, L.P. (“IronBridge”) from 1999 to 2017. Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of IronBridge, from May 1986 to April 1999.

Jeff Jones, CFA RMB SMID Cap Fund	Responsible for the day-to-day management of the SMID Cap Fund’s investment portfolio since May 2025.
Partner and Portfolio Manager of the Adviser (since May 2025). Prior experience includes: Senior Analyst of the Adviser from 2017 to 2024; Senior Analyst at IronBridge (2011 to 2017); Vice President – Equities at Credit Suisse Group (2003 to 2011); Senior Associate at PricewaterhouseCoopers LLP (2001 to 2003). Mr. Jones received a BA from the University of Notre Dame and an MBA from the University of Chicago Booth School of Business. He is a CFA Charterholder.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 53

Portfolio Manager	Primary Role	Title and Recent Biography
Dan Goldfarb, CFA Financial Services Fund	Responsible for the day-to-day management of the Financial Services Fund’s investment portfolio since May 2022.
Portfolio Manager of Mendon (since September 2020). Prior experience includes: Self-employed from 2019 to 2020; Portfolio Manager at AlphaOne Micro Cap Fund (2017 to 2019). Mr. Goldfarb received a BA from Hobart College and an MBA from the Owen Graduate School of Management, Vanderbilt University.

Thomas Fanter RMB Fund	Responsible for the day-to-day management of the RMB Fund’s investment portfolio since August 2024.
Partner, Director of Equities, and Portfolio Manager of the Adviser (since 2017). Prior experience includes: Senior Analyst and Portfolio Manager at IronBridge (2011 to 2017); Senior Analyst at IronBridge (2004 to 2011); Software Engineer at Divine, Inc. (2000 to 2002); Software Engineer at Motorola, Inc. (1997 to 2000). Mr. Fanter received a BS in Industrial Engineering from Northwestern University and an MBA from the Kellogg School of Management at Northwestern University.

John O’Connor, CFA RMB Fund	Responsible for the day-to-day management of the RMB Fund’s investment portfolio since August 2024.
Partner, Director of Research, and Portfolio Manager of the Adviser (since 2017). Prior experience includes: Senior Analyst and Portfolio Manager at IronBridge (2011 to 2017); Analyst at IronBridge (2006 to 2011); Vice President - Equities at Credit Suisse Group (2000 to 2006), Analyst at EVEREN securities (1998 to 2000); Analyst at The Windsor Group, Ltd. (1996 to 1998). Mr O’Connor received a BS in Finance from Butler University and an MBA from the Kellogg School of Management at Northwestern University. He is a CFA Charterholder.

Charles Henness, Jr., CFA International Fund	Responsible for the day-to-day management of the International Fund's investment portfolio since May 2024.
Partner and Portfolio Manager of the Adviser (since May 2024). Prior experience includes: Senior Analyst of the Adviser from 2017 to 2024; Senior Analyst and Portfolio Manager at IronBridge (2011 to 2017); Analyst at IronBridge (2002 to 2011).

James D. Plumb International Fund	Responsible for the day-to-day management of the International Fund’s investment portfolio since May 2022.	Partner, Deputy Director of Equities, and Portfolio Manager of the Adviser (since June 2017). Prior experience includes: IronBridge (Senior Equity Analyst) (2005 to 2017).
Ilhwa Lee, CFA International Fund	Responsible for the day-to-day management of the International Fund’s investment portfolio since April 2026.
Vice President and Portfolio Manager of the Adviser (since 2017). Prior experience includes: Crystal Rock Capital Management, Equity Research Analyst (2016-2017); Cambridge Associates Asia Pte Ltd, Investment Director (2012-2015); Artisan Partners, Equity Research Intern (2011); and Mirae Asset Securities, Quant Analyst (2007-2010). Mr. Lee received a BA in Economics and Psychology from Seoul National University and an MBA from the University of Chicago Booth School of Business.

Anton Schutz Financial Services Fund	Responsible for the day-to-day management of the Financial Services Fund’s investment portfolio since inception in 1999. Mr. Schutz is Mendon's Lead Portfolio Manager for the Financial Services Fund and has final decision-making authority with respect to the Fund's other portfolio managers.	President and Portfolio Manager of Mendon (since 1996).
Anton Schutz, Jr. Financial Services Fund	Responsible for the day-to-day management of the Financial Services Fund’s investment portfolio since May 2024.
Portfolio Manager of Mendon (since 2024), Senior Analyst at Mendon (2022-2024), and Associate of Mendon (2018-2021). Prior experience includes: Investment Banking Analyst at Stephens Inc. (2016 to 2018). Anton Schutz, Jr. received a BA from Furman University and an MBA from New York University Leonard N. Stern School of Business.

Jonathan G. Rigano, CFA RMB Quality Intermediate Core Fund RMB Quality Intermediate Tax-Exempt Municipal Fund	Mr. Rigano is a Partner and Portfolio Manager of the Adviser, has had primary day-to-day responsibility for the management of the Fund’s portfolio since its inception in 2025.	Partner, Portfolio Manager of the Adviser (since 2025). Prior experience includes: Senior Vice President, Portfolio Manager of the Adviser (2021-2024), Vice President, Portfolio Manager of the Adviser (2018-2020).
Patrick N. Thiel RMB Quality Intermediate Core Fund RMB Quality Intermediate Tax-Exempt Municipal Fund	Mr. Thiel is a Portfolio Manager of the Adviser, has had primary day-to-day responsibility for the management of the Fund’s portfolio since its inception in 2025.	Portfolio Manager, and prior thereto Fixed Income Analyst, of the Adviser (since 2021). Prior experience includes: KerberRose Wealth Management (2021), Ehlers Investment Partners, (2019-2020).

54 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Your Account
As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds in the Trust (including the Funds offered in this Prospectus), and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges and transaction volume — that should influence your investment decisions.
Information about the manner in which the Funds offer shares is set forth below in this section and subsequent sections of this Prospectus. Information relating to eligibility to invest in a particular share class, minimum investment amounts, investor services, and sales charge reductions and waivers applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with a Fund and you must follow that intermediary’s transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, investor services, and sales charge reductions and waivers. Your intermediary may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Funds are not responsible for the implementation of any intermediary’s transaction procedures or sales charge reductions and waivers. Appendix A to this Prospectus sets forth a description of the sales charge reductions and waivers applicable to Fund shares purchased through Raymond James & Associates, Inc., Janney Montgomery Scott LLC, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Ameriprise Financial as such information was provided to the Fund by the intermediary.
DISTRIBUTION AND SHAREHOLDER SERVICE FEES
The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay distribution and shareholder service fees for the sale and distribution of its Investor Class shares (when available) and the maintenance of shareholder accounts.
Foreside Fund Services, LLC, the Funds’ principal underwriter (the “Distributor”), serves as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.
The Distributor is not affiliated with the Adviser, the Sub-Adviser or their affiliates.
For Class A shares of the RMB Fund and the Financial Services Fund, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution and shareholder services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of each Fund’s assets attributable to that Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.
The Adviser is entitled to retain all fees related to the 12b-1 Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of up-front commissions paid for Class C shares. Financial intermediaries will become eligible for compensation under the 12b-1 Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Adviser also receives any contingent deferred sales charges paid with respect to Class C shares.

YOUR ACCOUNT 55

For Investor Class shares of the International Fund, and SMID Cap Fund, pursuant to the 12b-1 Plan, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of the Investor Class shares. Since these fees are paid out of each Fund’s assets attributable to the Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with those shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.
To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses of the Fund applicable to each class of shares offered in this Prospectus.

Choosing a Share Class
Why provide different share classes?
By offering different share classes, a Fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares, the fees for each share class and other relevant circumstances. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Funds offer, which share classes are available to you and which share class is appropriate for you.
The RMB Fund and Financial Services Fund offer Class A, Class C and Class I shares.
The International Fund, SMID Cap Fund, Quality Intermediate Fund, and Tax-Exempt Municipal offer Class I shares. Investor Class shares are not available for purchase.
Class A Sales Charges and Fees

•The front-end sales charge varies based on the amount you invest and is included in the offering price. See schedule of sales charge breakpoints below.
•Rule 12b-1 fee of 0.25% annually of average NAV for the RMB Fund and Financial Services Fund.

	Sales Charge as a % of
Amount invested	Offering Price	Net Amount Invested	Dealer Concession or Agency Commission As a Percentage of Offering Price
less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above	—	—	—
Class C Sales Charges and Fees

•CDSC of 1.00% for a purchase to redemption period of less than one year. The CDSC is calculated from the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. No sales charge would be paid thereafter.
•Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25% annually of average daily NAV.
•Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:
•Represent increases in the NAV above the net cost of the original investment
•Were acquired through reinvestment of dividends or distributions

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•Class C shares do not automatically convert to any other class of shares
Class I Shares
You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum initial investment amount described under “How to Buy Shares,” investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the minimum initial investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share investment minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.
You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the fee tables or the expense examples in the Fund Summaries above.

Class I shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund may be available in other share classes that have different fees and expenses.

Holders through Financial Intermediaries: Investors who hold Class I shares of the Funds through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Funds having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Investors do not pay a sales charge, including a CDSC, upon the conversion of their Class I shares to Class A shares. Such conversions are not expected to be a taxable event for federal income tax purposes. Investors are not charged a redemption/exchange fee by the Fund.

Investor Class Shares
The Investor Class shares are not currently available for purchase. When available, you may buy Investor Class shares without paying a sales charge. The Investor Class shares have lower investment minimums than the Class I shares and are subject to an annual Rule 12b-1 distribution fee of 0.25% (discussed above in the section entitled “Understanding Fund Fees and Expenses – Distribution and Shareholder Servicing (Rule 12b-1) Fees”).

SALES CHARGE WAIVERS*
Under certain conditions, as noted below, the following investors can buy Class A shares without a sales charge:
•Shareholders of the RMB Fund who purchased shares directly from the Fund before August 27, 1998
•Officers, directors, trustees, employees of the Adviser, the Distributor, certain other service providers and any of their affiliated companies and immediate family members of any of these people
•Employer-sponsored retirement plans having more than 25 eligible employees or a minimum of $250,000 in plan assets
•Employees of dealers that are members of the Financial Industry Regulatory Authority, members of their immediate families and their employee benefit plans
•Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
•Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust
•Individuals investing distributions from tax-advantaged savings and retirement plans

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•All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Services as the plan’s custodian
•Shares purchased with reinvested dividends
CDSCs will be waived on redemptions of Class C shares in connection with:
•Distributions from certain employee tax-qualified benefit plans
•The shareholder’s death or disability
•Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

*Please see Appendix A in this Prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James, Janney Montgomery Scott, Oppenheimer & Co., Robert W. Baird & Co., and Ameriprise Financial.

WAYS TO REDUCE SALES CHARGES*
Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.
Combined Purchase
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. You may request that your total aggregate purchase in all Funds, regardless of share class, be taken into consideration when calculating your total purchase for purposes of determining the applicable sales load.
Right of Accumulation
If you, your spouse or any children under the age of 21 already hold shares of any Fund, the sales charge rate on additional purchases of Class A shares can be based on the total current NAV of your aggregate holdings in all Funds. You may request that your aggregate NAV of all shares held in all Funds, regardless of share class, be taken into consideration when calculating your combined total.
Letter of Intent
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.
Please note:
You must advise your dealer, the transfer agent or the Fund that you believe you qualify for a reduction and/or waiver in sales charges at the time of each purchase in addition to providing proof of your eligibility. Failure to provide such notification and proof may result in the assessment of a sales load that you otherwise would not have been required to pay. Additional information concerning sales charges is available in the SAI. Sales charge information contained in this Prospectus and the SAI is also available free of charge on the Funds’ website at www.rmbfunds.com by using the direct hyperlinks to these documents.
*Please see Appendix A in this Prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James, Janney Montgomery Scott, Oppenheimer & Co., Robert W. Baird & Co., and Ameriprise Financial.

Calculation of net asset value
Each Fund calculates the NAV of each share class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for regular trading. The NYSE is not open, and the Funds will not calculate an NAV or be available for purchase, redemption, or exchange, on certain federal holidays. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

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The NAV of each share class of a Fund is the total value of its assets attributable to a class less its liabilities attributable to that class, divided by the total number of outstanding Fund shares of that class. Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security and valuations provided by independent pricing services. In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV. When valuations from such pricing sources are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined by the Adviser in its capacity as “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. The Adviser makes fair value determinations pursuant to procedures approved by the Board. When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
The Adviser uses a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Adviser’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the fair valuation process may not be effective in preventing to prevent short-term NAV arbitrage trading.
Please see the section of the SAI entitled “Net Asset Value” for additional information.

How to Buy Shares
Important information about opening a new account with the Funds
In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when opening a new account you will be required to complete the Trust’s new account application and supply the Trust with certain information for all persons owning or permitted to transact in an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until it has received your new account application and the required verifications are made, the Trust may reject, cancel, suspend, or limit your share purchase orders. In addition, the Trust may close your account if it is unable to verify your identity.
The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are accepted.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and type of account.

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		Minimum Initial Investment		Minimum Subsequent Investment
		Class A, Class C and Investor Class*	Class I	Class A, Class C and Investor Class*	Class I
All Funds	Regular Account	$2,500	$100,000	$500	$25,000**
RMB Fund and Financial Services Fund	Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
International Fund, SMID Cap Fund, Quality Intermediate Fund, and Tax-Exempt Fund	Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
*    Note: Investor Class is not yet available for purchase.
**    Regular Account shareholders who hold shares issued to them pursuant to the IronBridge Reorganization are subject to a $1,000 minimum for subsequent investments in Class I.

The Funds’ minimum investment amounts may be waived or charged at the Trust’s discretion. Minimums for Class I shares are waived for automated or pre-established exchanges (including tax-free cross class exchanges); asset allocation models; fee-based wrap programs; systematic purchase exchanges or dollar cost averaging programs.

Method		Procedure

Mail	Open an account	Complete and sign the new account application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check payable to “RMB Investors Trust.” Send the check and application form to the address below.

	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the transfer agent by calling 1-800-462-2392 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

Federal Funds Wire	Subsequent purchase
This option is available to existing open accounts only. New accounts must complete a new account application form and forward payment to the address listed below.

Please contact the transfer agent at 1-800-462-2392 for wire instructions.

Automatic Investment Program (Investor Class only)		You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

Authorized Broker/Dealer or Investment Professional		Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern Time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this Prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

60 YOUR ACCOUNT

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 534464 Pittsburgh, PA 15253-4464	RMB Investors Trust c/o BNY Mellon Asset Servicing Attn: 534464 500 Ross Street, 154-0520 Pittsburgh, PA 15262	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

How to Exchange and Redeem Shares

Method	Procedure

By Mail
Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “RMB Investors Trust” to the address below. Please be sure to specify:
•    the name of the fund(s) you wish to exchange or redeem;
•    your account number; and
•    the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below).

By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling the Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this Prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Systematic Withdrawal Plans	If you have an account balance equal to the greater of (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire	Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By exchange	Read this Prospectus before making an exchange. You may only exchange fund shares for shares of another fund in the Trust of the same class. Call RMB Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 534464 Pittsburgh, PA 15253-4464	RMB Investors Trust c/o BNY Mellon Asset Servicing Attn: 534464 500 Ross Street, 154-0520 Pittsburgh, PA 15262	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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Transaction Policies
Paying for shares
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For Fund shares purchased by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled due to insufficient funds, an incomplete, missing or unverified new account application, or for any other reason, you will be liable for any losses or fees imposed by your bank and may be liable for losses to the Trust resulting from your canceled order. If you are a current shareholder, the Trust may redeem some or all of your shares to cover such loss.
Third party checks
Third party checks will not be accepted.
Federal funds wires
A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.
Telephone transactions
The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.
Regular Investing and Dollar-Cost Averaging
Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.
Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.
Other Policies
Under certain circumstances, the Trust reserves the right to:
•Suspend the offering of shares
•Reject any exchange or investment order
•Change, suspend or revoke exchange privileges
•Suspend the telephone order privilege without advance notice to shareholders
•Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders
•Suspend or postpone your right to sell Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the SEC
•Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

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Redeeming Shares
You may redeem your shares in the Funds on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:
•In unusual circumstances where the law allows additional time if needed
•If a check you wrote to buy shares has not cleared by the time you sell the shares
If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings or borrowed under the Funds’ line of credit. The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

Redemption in Kind
The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. The Funds have elected under Rule 18f-1 under the 1940 Act to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund's net assets measured as of the beginning of such 90-day period. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.
What is a medallion signature guarantee?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.
A notary public cannot provide a medallion signature guarantee.
You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:
•When selling more than $50,000 worth of shares
•When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record
•When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance
•When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege
You may exchange shares of your Fund at NAV for shares of the same class of another Fund in the Trust based on the Funds’ respective NAVs, provided you meet the investment requirements of the Fund for which you wish to exchange your shares as described in that Fund’s Prospectus under “How to Buy Shares.” An exchange of shares of a fund for shares of another fund is a taxable event and has the same tax consequences as a sale or redemption. The Trust’s general policy is that sales charges on investments entering the Trust should be applied only once. Therefore, you may exchange shares freely between Funds within the same share class without paying additional sales charges. Special tax rules may apply. See the “Federal Income Taxes” section of the SAI.
In limited circumstances, the Trust may permit beneficial holders with financial intermediary sponsored fee-based programs to exchange their shares in a particular share class of a Fund for shares in a different share class of the same Fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is

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otherwise eligible to purchase that class of shares. Such an exchange is generally a non-taxable exchange for federal income tax purposes. Except as noted above, exchanges must meet the investment requirements of the applicable Fund.
Each Fund reserves the right to modify this policy in the future. The Funds may restrict or cancel the exchange privilege of any person that, in the opinion of the Funds, is using market timing strategies.

Excessive Trading Policy
Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. The Board has adopted policies and procedures designed to discourage short-term trading of Fund shares. Fund shares are not intended for market timing or excessive trading and no Fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject, or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Funds.
This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a Fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the Fund’s NAV at the conclusion of the delay period.
Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject, or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a Fund within 30 days of each other.
Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.
Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives Fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to a Fund.

Small Account Balances
The Trust reserves the right to close your account upon 60 days’ notice if, due to redemptions and not as a result of a decline in market value, your balance is less than the minimum initial investment amount applicable to such share class and account type. If the Trust redeems your shares and closes your account, you may recognize a gain or loss for federal income tax purposes.

64 YOUR ACCOUNT

Escheatment of Shares to States
If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state. The Trust is not responsible for notifying shareholders if or when a state may escheat an investor’s shares of a Fund.
To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 1-800-462-2392 to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Reinstatement Privilege (Class A and Class C Shares)
A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV without a front-end sales charge, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements described under “How to Buy Shares”. This privilege may be modified or terminated at any time by the Trust.
In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Federal Income Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.
THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.

Systematic Withdrawal Plan
A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance at least equal to the greater of: (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.
The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents
With your consent, the Trust may send a single Prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate Prospectuses and shareholder reports to you within 30 days after receiving your notice.

Distribution Arrangements
Shares of the Funds may be offered through financial intermediaries.  If you purchase Fund shares through a financial intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

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Payments to Financial Intermediaries.  From time to time, the Adviser, the Distributor or an affiliate may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Adviser, the Distributor or an affiliate may make payments to financial intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In addition, the Adviser, the Distributor or an affiliate may pay additional compensation to certain financial intermediaries to compensate the intermediary for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Adviser, the Distributor or an affiliate may compensate financial intermediaries for providing the Funds with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments may differ among such financial intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the financial intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Tax Considerations and Distributions
Each Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to federal income tax on its investment company taxable income determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

Each Fund pays dividends and distributions, if any, as described in the table below. A Fund may make additional dividend payments or capital gain distributions as it deems appropriate.

Type of Distribution	Declared & Paid	Federal Income Tax Status
Dividends from Net Investment Income	annually[1]	ordinary income or qualified dividend income
Short-term capital gains	annually	ordinary income
Long-term capital gains	annually	long-term capital gain
1    The RMB Quality Intermediate Core Fund and the RMB Quality Intermediate Tax-Exempt Municipal Fund will declare distributions from net investment income, if any, on a daily basis, with the distributions payable each month.
Unless you notify your Fund otherwise, your income and capital gains distributions from the Fund will be reinvested in that Fund. However, if you prefer you may:
•Receive all distributions in cash or
•Reinvest capital gains distributions but receive your income distributions in cash
You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.
If you invest in a Fund through a tax-advantaged account, such as an IRA, you will not be subject to federal income tax on dividends and distributions from the Fund or the sale of the Fund shares, if those amounts remain in the tax-advantaged account and the Fund shares were not financed with borrowings. However, withdrawals from a tax-advantaged account may be subject to taxes. Distributions from a Fund’s investment company taxable income

66 YOUR ACCOUNT

(determined without regard to the deduction for dividends paid) are generally taxable for federal income tax purposes either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income” taxable to individual and other non-corporate shareholders at long-term capital gain rates.
Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income. The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains is currently 23.8% (which includes a 3.8% Medicare tax discussed below).
A Fund may also pay dividends and distributions at other times if necessary for the Fund to avoid federal income or excise tax. Distributions generally are taxable in the year you receive them. However, in some cases, distributions you receive in January are taxable as if they were paid during the previous year.
Each Fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number or make certain required certifications to the Funds may be subject to federal backup withholding.
It is generally a taxable event for federal income tax purposes whenever you redeem shares or exchange shares of a Fund for shares of another Fund. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange. Any gain or loss you realize upon a redemption or exchange of shares of a Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received with respect to such shares. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution
The money a Fund earns, either as income or as capital gains, is reflected in its share price until the Fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.
If you buy Fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the Fund makes its distribution.
Investments in tax-advantaged accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding
When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each Fund to backup withhold at a rate of 24% on all dividends, distributions, sales proceeds and any other payments to you from the Fund. In certain circumstances, the IRS may also require a Fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting
A Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold or exchanged on or after that date. The Funds have selected average

YOUR ACCOUNT 67

cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the Funds for further information.

Retirement Plans
We offer a number of tax-advantaged plans for retirement savings:
TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.
ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.
SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.
COVERDELL EDUCATION SAVINGS ACCOUNTS. Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The foregoing discussion summarizes certain U.S. federal income tax consequences solely for shareholders (i) who are beneficial owners of the shares of a Fund, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans), except as otherwise specifically provided herein. The foregoing discussion is only a general summary of some of the important federal income tax considerations affecting you as a shareholder. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of any Fund shares before making an investment in a Fund.

68 YOUR ACCOUNT

Financial Highlights
These Financial Highlights tables are intended to help you understand each Fund’s financial performance over the past five years. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that Fund, assuming reinvestment of all dividends and distributions. Except as noted below, for the fiscal periods ended December 31, 2025, 2024, 2023, 2022, and 2021, this information has been derived from the financial statements audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm to the Funds, whose report, along with the Trust’s financial statements, is included in the Funds’ Form N-CSR filed with the SEC, which is available upon request (see back cover) or by visiting the SEC’s internet site at http://www.sec.gov.

FINANCIAL HIGHLIGHTS 69

Financial Highlights For a share outstanding throughout each year.
	Income from investment operations				Less distributions
	Net asset value, beginning of year	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income		Distributions from capital gains (from securities transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2025	$34.59	($0.05)	$4.32	$4.27	$—		($3.42)	($3.42)
12/31/2024	32.84	(0.04)	4.05	4.01	—		(2.26)	(2.26)
12/31/2023	27.51	(0.01)	5.83	5.82	(0.00)	[b]	(0.49)	(0.49)
12/31/2022	38.14	(0.02)	(7.94)	(7.96)	(0.01)		(2.66)	(2.67)
12/31/2021	31.13	(0.01)	9.30	9.29	(0.02)		(2.26)	(2.28)

CLASS C SHARES
12/31/2025	$24.91	($0.22)	$3.08	$2.86	$—		($3.42)	($3.42)
12/31/2024	24.38	(0.22)	3.01	2.79	—		(2.26)	(2.26)
12/31/2023	20.68	(0.17)	4.36	4.19	(0.00)	[b]	(0.49)	(0.49)
12/31/2022	29.70	(0.20)	(6.15)	(6.35)	(0.01)		(2.66)	(2.67)
12/31/2021	24.82	(0.21)	7.37	7.16	(0.02)		(2.26)	(2.28)

CLASS I SHARES
12/31/2025	$35.08	$0.04	$4.40	$4.44	$—		($3.42)	($3.42)
12/31/2024	33.24	0.05	4.09	4.14	(0.04)		(2.26)	(2.30)
12/31/2023	27.76	0.07	5.90	5.97	(0.00)	[b]	(0.49)	(0.49)
12/31/2022	38.37	0.06	(8.00)	(7.94)	(0.01)		(2.66)	(2.67)
12/31/2021	31.23	0.08	9.34	9.42	(0.02)		(2.26)	(2.28)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2025	$49.95	$0.50	$5.99	$6.49	($0.50)		($2.81)	($3.31)
12/31/2024	43.43	0.46	7.01	7.47	(0.58)		(0.37)	(0.95)
12/31/2023	42.09	0.58	1.32	1.90	(0.56)		—	(0.56)
12/31/2022	60.65	0.27	(11.55)	(11.28)	(0.34)		(6.94)	(7.28)
12/31/2021	39.31	0.26	21.90	22.16	(0.42)		(0.40)	(0.82)

CLASS C SHARES
12/31/2025	$42.98	$0.11	$5.11	$5.22	($0.19)		($2.81)	($3.00)
12/31/2024	37.54	0.11	6.00	6.11	(0.30)		(0.37)	(0.67)
12/31/2023	36.48	0.26	1.10	1.36	(0.30)		—	(0.30)
12/31/2022	53.71	(0.10)	(10.19)	(10.29)	—		(6.94)	(6.94)
12/31/2021	34.99	(0.12)	19.44	19.32	(0.20)		(0.40)	(0.60)

CLASS I SHARES
12/31/2025	$51.14	$0.66	$6.12	$6.78	($0.63)		($2.81)	($3.44)
12/31/2024	44.43	0.59	7.19	7.78	(0.70)		(0.37)	(1.07)
12/31/2023	43.04	0.71	1.34	2.05	(0.66)		—	(0.66)
12/31/2022	61.84	0.42	(11.80)	(11.38)	(0.48)		(6.94)	(7.42)
12/31/2021	40.06	0.41	22.32	22.73	(0.55)		(0.40)	(0.95)
aPer share values have been calculated using the average shares method.
bLess than $0.01 per share.
cIncludes interest expense of $1,575 or 0.00% for Class A, $27 or 0.00% for Class C and $541 or 0.00% for Class I of average net assets for the year ended December 31, 2025.
dIncludes interest expense of $1,072 or 0.00% for Class A, $20 or 0.00% for Class C and $320 or 0.00% for Class I of average net assets for the year ended December 31, 2024.
eIncludes interest expense of $269 or 0.00% for Class A, $269 or 0.00% for Class C and $89 or 0.00% for Class I of average net assets for the year ended December 31, 2023.
fIncludes interest expense of $2,702 or 0.00% for Class A, $2,702 or 0.00% for Class C and $925 or 0.00% for Class I of average net assets for the year ended December 31, 2022.
gIncludes interest expense of $459 or 0.00% for Class A, $459 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.
hIncludes interest expense of $172 or 0.00% for Class A, $57 or 0.00% for Class C and $478 or 0.00% for Class I of average net assets for the year ended December 31, 2025.
iIncludes interest expense of $2,927 or 0.01% for Class A, $860 or 0.01% for Class C and $5,571 or 0.01% for Class I of average net assets for the year ended December 31, 2024.
jIncludes interest expense of $625 or 0.00% for Class A, $203 or 0.00% for Class C and $1,107 or 0.00% for Class I of average net assets for the year ended December 31, 2023.
kIncludes interest expense of $211 or 0.00% for Class A, $69 or 0.00% for Class C and $392 or 0.00% for Class I of average net assets for the year ended December 31, 2022.
lIncludes interest expense of $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

70 FINANCIAL HIGHLIGHTS

			Ratio to average net assets %
Net asset value, end of year	Total return %	Net assets, end of year (in $000’s)	Ratio of total expenses after reimbursement/recovery (Note 5)		Ratio of total expenses before reimbursement/recovery (Note 5)		Ratio of net investment income (loss)	Portfolio turnover rate %

$35.44	12.49	$84,898	1.22	[c]	1.22	[c]	(0.13)	43
34.59	11.95	84,929	1.24	[d]	1.24	[d]	(0.11)	10
32.84	21.19	83,023	1.24	[e]	1.24	[e]	(0.03)	8
27.51	(21.20)	73,375	1.20	[f]	1.20	[f]	(0.05)	18
38.14	29.99	99,229	1.12	[g]	1.12	[g]	(0.02)	12

$24.35	11.68	$1,449	1.97	[c]	1.97	[c]	(0.89)	43
24.91	11.08	1,480	1.99	[d]	1.99	[d]	(0.87)	10
24.38	20.30	1,547	1.99	[e]	1.99	[e]	(0.77)	8
20.68	(21.81)	1,483	1.94	[f]	1.94	[f]	(0.81)	18
29.70	29.03	2,610	1.87	[g]	1.87	[g]	(0.77)	12

$36.10	12.80	$28,166	0.97	[c]	0.97	[c]	0.11	43
35.08	12.18	26,458	0.99	[d]	0.99	[d]	0.14	10
33.24	21.54	26,912	0.99	[d]	0.99	[e]	0.22	8
27.76	(21.02)	25,183	0.94	[d]	0.94	[f]	0.19	18
38.37	30.31	43,013	0.87	[d]	0.87	[g]	0.22	12

$53.13	12.85	$55,274	1.33	[h]	1.33	[h]	1.01	50
49.95	17.06	58,339	1.39	[i]	1.39	[i]	1.04	66
43.43	4.52	59,184	1.37	[j]	1.37	[j]	1.55	49
42.09	(19.00)	67,571	1.29	[k]	1.29	[k]	0.52	42
60.65	56.44	95,124	1.24	[l]	1.24	[l]	0.49	70

$45.20	12.00	$18,730	2.08	[h]	2.08	[h]	0.26	50
42.98	16.15	17,946	2.14	[i]	2.14	[i]	0.28	66
37.54	3.73	18,096	2.12	[j]	2.12	[j]	0.80	49
36.48	(19.59)	22,193	2.04	[k]	2.04	[k]	(0.23)	42
53.71	55.28	30,687	1.99	[l]	1.99	[l]	(0.27)	70

$54.48	13.12	$158,084	1.08	[h]	1.08	[h]	1.30	50
51.14	17.35	100,298	1.14	[i]	1.14	[i]	1.31	66
44.43	4.77	120,894	1.13	[j]	1.13	[j]	1.84	49
43.04	(18.80)	127,472	1.04	[k]	1.04	[k]	0.77	42
61.84	56.84	184,454	0.99	[l]	0.99	[l]	0.75	70

FINANCIAL HIGHLIGHTS 71

Financial Highlights For a share outstanding throughout each year.
	Income from investment operations				Less distributions
	Net asset value, beginning of year/period	Net investment income[a]	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
12/31/2025	$9.33	$0.18	$2.87	$3.05	$(0.20)	—	—	$(0.20)
12/31/2024	9.55	0.16	(0.15)	0.01	(0.23)	—	—	(0.23)
12/31/2023	8.63	0.16	0.95	1.11	(0.19)	—	—	(0.19)
12/31/2022	10.60	0.15	(1.94)	(1.79)	(0.18)	—	—	(0.18)
12/31/2021	9.78	0.10	0.83	0.93	(0.11)	—	—	(0.11)
RMB SMID Cap Fund
CLASS I SHARES
12/31/2025	$12.39	$0.03	$0.31	$0.34	$(0.04)	—	$(2.06)	$(2.10)
12/31/2024	12.27	0.05	1.25	1.30	(0.13)	—	(1.05)	(1.18)
12/31/2023	11.26	0.07	2.18	2.25	(0.13)	—	(1.11)	(1.24)
12/31/2022	15.43	0.09	(3.31)	(3.22)	(0.15)	—	(0.80)	(0.95)
12/31/2021	12.73	0.08	3.47	3.55	(0.08)	(0.01)	(0.76)	(0.85)
RMB Quality Intermediate Core Fund
CLASS I SHARES
Period ended 12/31/2025[g]	$10.00	$0.10	$0.02	$0.12	$(0.10)	—	—	$(0.10)
RMB Quality Intermediate Tax-Exempt Municipal Fund
CLASS I SHARES
Period ended 12/31/2025[g]	$10.00	$0.08	$0.06	$0.14	$(0.08)	—	—	$(0.08)
aPer share values have been calculated using the average shares method.
bIncludes interest expense of $196 or 0.00% of average net assets for RMB International Fund, $2,934 or 0.00% for RMB SMID Cap Fund, and $18 or 0.00% for RMB Quality Intermediate Tax-Exempt Municipal Fund for the year ended December 31, 2025.
cIncludes interest expense of $397 or 0.00% of average net assets for RMB International Fund and $3,014 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2024.
dIncludes interest expense of $18 or 0.00% of average net assets for RMB International Fund and $3,449 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2022.
eIncludes interest expense of $3,783 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2023.
fIncludes interest expense of $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.
gCommenced operations on September 22, 2025.
hNot Annualized.
iAnnualized.

72 FINANCIAL HIGHLIGHTS

				Ratio to average net assets %
Net asset value, end of year	Total return %		Net assets, end of year (in $000’s)	Ratio of total expenses after reimbursement/recovery (Note 5)		Ratio of total expenses before reimbursement/recovery (Note 5)		Ratio of net investment income (loss) after reimbursement/recovery		Ratio of net investment income (loss) before reimbursement/recovery		Portfolio turnover rate %

$12.18	32.74		$295,392	0.97	[b]	0.97	[b]	1.65		1.65		31
9.33	0.02		213,444	0.99	[c]	0.99	[c]	1.57		1.57		25
9.55	12.94		250,304	0.99		0.99		1.80		1.80		44
8.63	(16.94)		242,798	0.95	[d]	0.95	[d]	1.62		1.62		30
10.60	9.53		317,071	0.91		0.91		0.99		0.99		21

$10.63	2.55		$70,183	0.80	[b]	1.09	[b]	0.20		(0.09)		12
12.39	10.03		83,878	0.80	[c]	1.06	[c]	0.38		0.12		19
12.27	20.06		86,468	0.80	[e]	1.05	[e]	0.58		0.33		4
11.26	(20.87)		88,824	0.80	[d]	0.91	[d]	0.71		0.60		4
15.43	28.10		287,589	0.80	[f]	0.84	[f]	0.54		0.50		9

$10.02	1.18	[h]	$198,805	0.35	[i]	0.50	[i]	3.62	[i]	3.47	[i]	0	[h]

$10.06	1.36	[h]	$102,757	0.35	[b,i]	0.69	[b,i]	2.80	[i]	2.46	[i]	1	[h]

FINANCIAL HIGHLIGHTS 73

APPENDIX A

Additional Information about Sales Charge Variations, Waivers and Discounts

The sales charge reductions and waivers applicable to Fund shares purchased through Raymond James, Janney Montgomery Scott, Oppenheimer & Co., Robert W. Baird & Co., and Ameriprise Financial are set forth below. The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent a financial intermediary notifies the Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that financial intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your financial intermediary’s policies for implementing particular sales charge variations, waivers and discounts.

The information provided below for any particular financial intermediary is reproduced based on information provided by that financial intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Adviser or the Distributor.
******************
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

APPENDIX-1

Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and
APPENDIX-2

their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc.

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

APPENDIX-3

Front-end Sales Load Waivers on Class A Shares available at OPCO
– Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 Plan
–Shares purchased through a OPCO affiliated investment advisory program
–Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
–A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this prospectus.
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same
APPENDIX-4

accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fund shares through Baird, over a 13-month period of time

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
APPENDIX-5

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

APPENDIX-6

Where to Get More Information

Annual and Semi-Annual Reports to Shareholders and Form N-CSR

Form N-CSR and the Annual and Semi-Annual Reports to Shareholders contain additional information about the Funds. In each Fund's Annual or Semi-Annual Reports, you will find information about the Fund's costs, performance, holdings, and certain other statistics. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements and other information.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

How to Contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994

RMB INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

RMB FUND
RMBHX (Class A)
RMBJX (Class C)
RMBGX (Class I)

RMB MENDON FINANCIAL SERVICES FUND
RMBKX (Class A)
RMBNX (Class C)
RMBLX (Class I)

RMB INTERNATIONAL FUND
(Investor Class)(not available for purchase)
RMBTX (Class I)

RMB SMID CAP FUND
(Investor Class)(not available for purchase)
RMBMX (Class I)

RMB QUALITY INTERMEDIATE CORE FUND
(Investor Class) (Not available for purchase)
RMBQX (Class I)

RMB QUALITY INTERMEDIATE TAX-EXEMPT MUNICIPAL FUND
(Investor Class) (Not available for purchase)
RMBVX (Class I)

May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the corresponding prospectus for the above-listed Funds dated May 1, 2026, as supplemented and amended from time to time (the “Prospectus”), which is incorporated by reference herein. The information in this SAI expands on information contained in the Prospectus. The audited financial statements for the above-listed funds for the fiscal year ended December 31, 2025 and the Report of the Independent Registered Public Accounting Firm thereon are incorporated by reference into this SAI from the Funds’ Form N-CSR filed with the U.S. Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2025. No other portions of the Funds’ Form N-CSR are incorporated by reference into this SAI. The Prospectus and the Form N-CSR filing, which includes the report to shareholders, financial statements, and other information, can be obtained without charge on the Funds’ website at www.rmbfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.

RMB INVESTORS TRUST

RMB Investors Trust (the “Trust”), located at One North Wacker Drive, Suite 3500, Chicago, Illinois 60606, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of seven series, each of which is a separate portfolio of investments with its own investment objective. This SAI relates to the RMB Fund, RMB Mendon Financial Services Fund (the “Financial Services Fund”), RMB International Fund (the “International Fund”), RMB SMID Cap Fund (the “SMID Cap Fund”), RMB Quality Intermediate Core Fund (the “Quality Intermediate Fund”) and the RMB Quality Intermediate Tax-Exempt Municipal Fund (the “Tax-Exempt Municipal Fund”) (each, a “Fund” and collectively, the “Funds”).

The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc.

On July 1, 2016, the Trust changed its name to RMB Investors Trust following the decision of the Trust’s Board of Trustees (the “Board” or the “Trustees”) to approve RMB Capital Management, LLC to serve as the investment adviser to certain series of the Trust, effective July 1, 2016. On January 1, 2024, RMB Capital Management, LLC merged with Curi Wealth Management, LLC and became Curi RMB Capital, LLC. On July 1, 2025 Curi RMB Capital, LLC changed its name to Curi Capital, LLC (“Curi ” or the “Adviser”).

The RMB Fund commenced operations in 1961, and prior to July 1, 2016, was known as the Burnham Fund. The Financial Services Fund commenced operations on June 7, 1999, and prior to July 1, 2016 was known as the Burnham Financial Services Fund. The International Fund commenced operations on December 27, 2017.

The SMID Cap Fund commenced operations as series of the Trust upon completion of the reorganization of the Fund’s predecessor fund, IronBridge SMID Cap Fund, a series of IronBridge Funds, Inc., on June 21, 2019. The IronBridge SMID Cap Fund commenced operations on December 31, 2004.

The Quality Intermediate Fund and the Tax-Exempt Municipal Fund commenced operations on September 22, 2025.

Diversification. Each Fund is diversified as defined by the 1940 Act (see Fundamental Investment Restriction 6 below). This means that as to 75% of each Fund’s total assets, each Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. A Fund may be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

INVESTMENTS AND RELATED RISKS

Each Fund’s principal investment strategies and principal risks are described in the Funds’ prospectus. The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Funds’ investment goals, investment limitations, policies and strategies.

References to the Adviser in this section and the section “Other Investment Practices and Risks” below may include Curi and Mendon Capital Advisors Corp. (“Mendon”), the sub-adviser to the Financial Services Fund. Unless noted otherwise, the investment techniques below may be employed by each of the Funds.

Artificial Intelligence Risk. Artificial intelligence, including generative artificial intelligence, large language models and machine learning technologies and similar tools and technologies that collect, aggregate, analyze or generate data or other materials (collectively, “AI”), and its current and potential future applications continue to rapidly evolve and are fundamentally reshaping competitive dynamics within the sectors in which the Funds and its portfolio companies operate. Portfolio companies that are unable to develop, integrate, or adopt AI tools at a competitive pace may face loss of market share or become unviable, while those that do deploy AI tools face risks of inaccurate or biased outputs, intellectual property infringement (including ownership disputes over AI-generated content and training data), cybersecurity vulnerabilities, and the potential leakage of confidential or proprietary information to third-party AI platforms. The legal and regulatory landscape for AI is rapidly evolving and uncertain at the federal, state, and international levels, and new AI regulations could impose material compliance costs or restrict certain AI use cases. Portfolio companies engaged in the development of AI technology may be particularly impacted by these risks. The Funds could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Funds, also use AI in their business activities. The Funds may not be in a position to control the use of AI technology in third-party products or services. In addition, the use of AI by bad actors could heighten the risk to the Funds of cyberattacks. The use of AI could also exacerbate or create new and unpredictable risks to the Funds, including by potentially significantly disrupting the markets in which the Funds operate. The rapid development and deployment of AI by third parties, including the Funds' portfolio companies’ competitors, could disrupt the markets and business models in which portfolio companies operate, lower barriers to entry in their industries, and increase competitive pressures in ways that are difficult to predict. Portfolio companies that fail to adapt to AI-driven changes in their industries could experience deteriorating competitive positions, reduced revenue, and a loss in value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, acts of terrorism, military conflict, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on a Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The ongoing conflicts in Europe and the Middle East and other potential hostilities or geopolitical tensions may negatively impact the market. Tariffs, trade wars, inflation, or financial crises, and governmental and central bank responses to these events, may also negatively impact the market. These market impacts would reduce the value of the Funds' investments, possibly significantly.

Terrorism, War, Natural Disaster and other Disaster Risk. Terrorism, war, military confrontations and actions, other conflicts, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus epidemics, and pandemics, have been and can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Climate Change and Natural Disaster Risk. Climate change is widely considered to be a significant threat to the global economy. Extreme weather patterns or natural disasters, such as hurricanes, floods, fires and earthquakes, tsunamis and weather-related phenomena generally, or the threat thereof, could also adversely impact Fund portfolio companies' facilities, operations, and services, as well as certain industries, or group of industries, and regions related to the Fund's investments. Climate change related legislation, regulation, and accords, both domestic and international, intended to control the impact of climate change may produce direct or indirect adverse consequences to the Fund's investments, significantly affecting their value. Climate related business trends, such as the process of transitioning to a lower carbon economy, could also adversely affect the Fund's investments.

Tariff and Trade Dispute Risk. Significant tariff disputes between trading partners can cause affected countries to retaliate, resulting in “trade wars” which can cause negative effects on the economies of such countries, as well as the global economy. For example, a trade war could cause increased costs for goods imported to the trading partners, thus limiting customer demand for these products and reducing the volume and scope of trading. In addition, disruption in trading markets may result in depressed capital and business investment, curtailed spending, as well as volatile or otherwise negatively impacted financial markets. These effects can be amplified as business confidence drops and investment decisions are delayed. Also, imposition of new or higher tariffs can result in the adoption of tariffs by other countries, thus widening the negative effects on the global economy.

Geopolitical and Armed Conflict Risks. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflict between Russia and Ukraine in Europe and hostilities in the Middle East primarily involving the United States, Israel and Iran, including interruptions to global shipping lanes, has the potential to adversely impact Fund investments. Tariffs and trade wars among nations similarly can adversely impact Fund investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. A Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the Adviser may decline in value or not increase in value, even when the stock market in general is rising.

EQUITY INVESTMENTS

Common Shares. Common shares represent an equity (i.e. ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred Shares. Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have fewer voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

Convertible Securities. Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and Rights. Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

Short Sale Risk. The larger a Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with the Real Estate Industry. Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•possible declines in the value of real estate;
•adverse general or local economic conditions;
•possible lack of availability of mortgage loans;
•overbuilding;
•extended vacancies of properties;
•increases in competition, property taxes and operating expenses;
•costs and availability of construction materials and labor;
•changes in zoning, tax or other applicable law;
•costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
•casualty or condemnation losses;
•uninsured damages from floods, earthquakes or other natural disasters;
•limitations on and variations in rents; and
•unfavorable changes in interest rates.
In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company for U.S. federal income tax purposes (“regulated investment company”). Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancing and its impact on servicing rights.

Financial Services Companies. The Funds may invest in financial services companies. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Financial services companies could fall out of favor, causing a Fund to underperform funds that do not focus on this sector. Accordingly, a Fund may be subject to greater market volatility than a fund that does not invest in financial services companies. Because the Financial Services Fund focuses its investments on financial services companies, it may be particularly susceptible to these risks.

In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. In the past, financial crises have resulted in insolvency and the closure or acquisition of a number of financial institutions, which resulted in a total loss of shareholder value. No assurance can be made that future financial crises will not severely impact financial services companies.

Financial services companies may also be particularly sensitive to government fiscal policy and government actions taken in response to broader economic issues. For example, in the Spring of 2023, a number of U.S. regional banks experienced financial stress and, in three cases, failures. These events may have been precipitated by the rapid rise in interest rates by the Federal Reserve and a resulting deterioration in the balance sheets of the banks, which made them vulnerable to runs. There can be no certainty that the actions taken by banking regulators to limit the contagion of these events on the banking system or other financial services companies will be effective. It is possible that additional banks or other financial services companies will experience financial stress or fail, which may affect adversely the banking system or other financial services companies. Any such adverse developments or concerns or rumors about any such developments, as well as the continued impact of rising interest rates, may reduce liquidity in the market generally or have other adverse effects on a Fund or issuers in which the Funds invest.

Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which a Fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

In addition, regulations of the SEC limit a Fund’s investments in the securities of companies that derive more than 15% of their gross revenues from securities-related activities.

Large-Cap Companies. The Funds may invest in larger, more established companies that may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Mid-Cap Companies. Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Micro-Cap Companies. A Fund’s investments may be considered “micro-cap.” Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small cap stocks may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of a Fund’s holdings may be considered or become illiquid.

Investment Companies. A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations imposed by the 1940 Act. Investment companies may include mutual funds, closed-end funds, exchange-traded funds (“ETFs”), business development companies and unit investment trusts. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds. Like all equity investments, these investments may go up or down in value.

Closed-End Funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. ETFs are publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold investment portfolios which seek to track the performance and/or dividend yield of specific indices (i.e., passively managed) or which are actively managed.

Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of other investment portfolios. ETFs are subject to certain additional risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may trade at a premium or discount to their net asset value per share (“NAV”). Additionally, the Fund will indirectly bear its proportionate share of the expenses of the ETF.

For purposes of evaluating whether at least 40% of the International Fund’s investments are in companies located outside the U.S., investments in ETFs based on foreign market indices are considered located outside the U.S.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders, provided they qualify as a regulated investment company under the Code. BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which the Fund invests.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their NAV.

FIXED INCOME INVESTMENTS

Temporary Defensive Investments. For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

General Characteristics and Risks of Fixed-Income Securities. Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

The Funds may invest in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Securities issued by the U.S. government historically have been subject to limited credit risk; however, the actual or threatened failure of the U.S. government to pay its obligations will increase credit risks and securities issued by U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Due to recent events in the fixed-income markets, including the Federal Reserve Board ending its quantitative easing program, the Funds are subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Funds are subject to the risk that interest rates may exhibit increased volatility, which could cause a Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Funds’ returns.

Credit Ratings. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings, Inc. (“Fitch Ratings”) represent the opinions of these agencies as to the credit quality of the securities that they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security. See Appendix A attached to this SAI for a description of the rating categories.

After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

Changing Fixed Income Market Conditions. Increases in the U.S. federal funds rate by the Federal Open Market Committee (“FOMC”) of the U.S. Federal Reserve (the “Federal Reserve”) and increases in equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the actions of the FOMC and corresponding foreign central banks, and it is also difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Funds’ investments and share price may decline.

Lower Rated/High Yield Fixed-Income Securities. The Funds may also invest in debt securities of any maturity, duration or credit quality, including lower rated high yield fixed-income securities, from any government or corporate issuer, U.S. or foreign. Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch Ratings, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those associated with permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund’s assets. The reduced availability of reliable, objective pricing data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund’s objective will be more dependent on the Adviser’s judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Corporate Debt Securities. Investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities, which meet the minimum ratings criteria. The Funds’ investments in corporate bonds will generally be of short to medium-term maturities and, on average, will have a credit rating of A.

Credit Risk. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund’s portfolio will reduce the value of the security.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund’s NAV. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under recent economic conditions in which interest rates have been at historically low levels and inflation reached historically high levels. The negative impact on fixed-income securities from interest rate increases could be swift and significant.

LIBOR Transition Risk. LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and the transition to new reference rates continues. Markets in these new rates are developing, but questions around liquidity and how to appropriately mitigate any economic value transfer as a result of the transition remain a concern. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. The impact of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as "benchmarks" have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the Benchmarks Regulation"). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely.

Call (Prepayment) Risk and Extension Risk. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund’s fixed-income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

Maturity and Duration. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security’s price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Bank and Corporate Obligations. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds’ custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities. U.S. Government securities include U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by:
•the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”));
•the right of the issuer to borrow from the Treasury ( e.g., Federal Home Loan Banks);
•the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)); or
•only the credit of the agency and a perceived “moral obligation” of the U.S. Government.

No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non-U.S. Governments or other entities that are so guaranteed, however there is a risk that the U.S. Government fails to pay interest or principal on U.S. Government obligations and such failure, or a perceived likelihood of such failure, will negatively impact the value and credit rating of U.S. Government obligations. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities. The interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Fannie Mae and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and FHLMC and the value of their debt and equity securities and the securities which they guarantee.

Mortgage-Backed Securities. Each Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund’s investments in mortgage-backed securities may include conventional mortgage pass-through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include, but are not limited to, the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury. Although the U.S. Government has provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-Issued Mortgage-Backed Securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Asset-Backed Securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities. A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies.

Floating Rate/Variable Rate Notes. Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund’s credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.

Structured Securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

FOREIGN SECURITIES

Each Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. corporate debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

To the extent that a Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.

Currency Risk. Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, a Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the U.S. or abroad.

A Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency exchange contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund. The success of any hedging strategy is highly uncertain, and a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.

Risk of Investing in the European Union. Some of the Funds may invest in securities in the European market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Risks of Investing in Asia. The value of a Fund’s assets, particularly the International Fund, may be adversely affected by political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; lack of energy independence; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Asian markets are particularly susceptible to restrictions on global funds. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the U.S., Europe, and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the U.S. and Europe, as well as increased tensions with certain nations such as Russia and China.
Risks Associated with Japan. The Japanese economy continues to emerge from a prolonged economic downturn. Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Any restrictions on global trade are likely to have a significant adverse effect on the country. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events).

ILLIQUID AND RESTRICTED SECURITIES

A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act, or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer), as well as private placements issued under Regulation S, and, therefore, are restricted as to their resale. However, a Fund will not invest more than 15% of its net assets in illiquid investments. If it is determined that the securities are liquid, they will not be subject to the 15% limit in illiquid investments. The practice of investing in restricted securities could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

Illiquid investments are investments that the Adviser reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. Illiquid investments may be more difficult to value.

DERIVATIVE INSTRUMENTS

General. The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds’ transactions in derivative instruments may include:

i.the purchase and writing of options on securities (including index options) and options on foreign currencies;

ii.the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

iii.entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail below.

Under Rule 18f-4 each Fund limits the notional amount of its derivatives transactions to 10% or less of its net assets in order to qualify as a “limited derivatives user” and has adopted and implemented policies and procedures reasonably designed to manage the Fund's derivatives risks.

Options on Securities and Securities Indices. A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

A Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. Imperfect correlation between the options and securities markets may detract from their effectiveness. In addition to the other risks associated with options described herein, a Fund may suffer a loss if it is unsuccessful in employing an options strategy and the Fund’s total return may be less than if it had not engaged in the options transaction.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Adviser has filed a notice of exclusion from registration as a commodity pool operator with respect to the Trust and therefore the Adviser is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Adviser intends to limit each Fund’s use of commodity interests so as to remain eligible for the exclusion.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued at the official price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with the procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with the procedures established by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options Thereon. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Adviser, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. Future regulatory developments could impact the Funds’ ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulations have imposed requirements for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC, and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Foreign Currency Transactions. A Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Options. Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

U.S. Dollar Denominated Securities of Non-U.S. Companies. Each Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies, but except for the International Fund, each Fund may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.

Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund’s losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Short Sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. As a result, there is no limit to the potential loss on a short sale. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. Short sale dividends are treated as an expense and can increase a fund’s total expense ratio although no cash is received or paid by the Fund. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.

While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

OTHER INVESTMENT PRACTICES AND RISKS

Active Management. The Funds are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The management strategy or securities selection methods the Adviser uses in managing the Funds could prove less successful than anticipated or could be unsuccessful. This risk is common for all actively managed funds.

ESG Evaluation. As part of the Adviser’s investment process for the SMID Cap Fund, the investment team evaluates the general and industry-specific ESG factors that the Adviser believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value at any given time. The Adviser’s proprietary ESG evaluation process seeks to identify ESG factors that the Adviser believes will materially contribute to or detract from a company’s financial performance.

Incorporation of ESG factors into a Fund’s investment process may cause the Fund to make different investments, and result in different exposures to various issuers, than funds that do not incorporate such considerations into their strategy or investment processes. The Adviser’s ESG considerations may also result in a greater emphasis on long-term performance, which may result in the Fund forgoing shorter-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG-related reasons when it might not otherwise be advantageous to do so. This may affect the Fund’s performance depending on whether certain investments are in or out of favor, and the Fund’s investment performance could be different compared to funds that do not incorporate ESG considerations.

There are significant differences in interpretations of what it means for a company to meet ESG criteria. The Adviser’s assessment of a company may differ from that of other funds advised by different advisers, and the Adviser’s assessment of a company’s ESG factors could change over time. As a result, stocks selected by the Adviser may not reflect the beliefs and values of any particular investor. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer’s ESG practices. Because ESG factor analysis is used as one part of the Adviser’s overall investment process, a Fund may still invest in securities of issuers that many or all market participants view as having an unfavorable ESG profile.

Cyber Security Risk. The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, ransomware, or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

IPO Risks. The Funds may invest in Initial Public Offerings (“IPOs”). An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time. Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.

The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund.

The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Large Shareholder Purchase and Redemption Risk. The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions or purchases may cause a Fund to sell its securities or invest additional cash, as the case may be, at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense limitation arrangement.

Reverse Repurchase Agreements. The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds rely on Rule 18f-4(d)(1)(i) of the 1940 Act with respect to reverse repurchase agreement transactions, and maintain cash or liquid securities, having a value at least equal to the repurchase price of the agreement, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund’s portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders. The following table sets forth each Fund’s portfolio turnover rate for each of the two most recently completed fiscal years ended December 31:

	2025	2024
RMB Fund	43%	10%
Financial Services Fund	50%	66%
International Fund	31%	25%
SMID Cap Fund	12%	19%
Quality Intermediate Fund	0%[1]	N/A
Tax-Exempt Municipal Fund	1%[1]	N/A
1 For the period September 22, 2025 (commencement of operations) through December 31, 2025

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed with respect to a Fund only with the approval of the holders of a majority of that Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities.

1.A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.
2.A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.
3.A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.
4.A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.
5.A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.
6.The RMB Fund, the Financial Services Fund, International Fund, SMID Cap Fund, Quality Intermediate Fund and Tax-Exempt Municipal Fund with respect to 75% of its total assets, may not invest more than 5% of such Fund’s total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.
7.The RMB Fund and SMID Cap Fund will not concentrate more than 25% of the value of its total assets in any one industry.
8.A Fund (except for the RMB Fund and SMID Cap Fund) shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Financial Services Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or FHLMC, thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.
9.The SMID Cap Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.
With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits each Fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing. In the event that a Fund’s borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will be required to reduce the amount of its borrowings as promptly as practicable, but in no event later than three business days.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval. Each Fund may change the policies described below upon 60 days’ notice to shareholders.

1.A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.
2.A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.
3.A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.Under normal conditions, the Financial Services Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies in the financial services sector; under normal market conditions, the SMID Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small-to-medium market capitalizations.
For purposes of non-fundamental investment restriction 1. (above), an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Financial Services Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the general policy of the Trust and each Fund that neither the Funds nor their service providers may selectively disclose a Fund’s portfolio holdings information to any current or potential investor in the Funds, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Fund(s).

The Board has adopted policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.

The Funds, like other typical mutual funds, rely on various service providers (including the Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Funds’ operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Fund’s current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about a Fund’s current portfolio holdings on a periodic basis. In addition, if a Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale. It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Funds’ operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

It is also the policy of the Trust that none of the Funds or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Fund’s portfolio holdings.

Periodic Public Disclosure

The full portfolio holdings of each Fund are filed quarterly with the Commission within the time periods prescribed by rules of the Commission. Further, information regarding each Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.

The Funds’ portfolio holdings are published monthly, with approximately a 30-day lag, on the Funds’ website. This policy is described in the Funds’ current Prospectus and may be discontinued by the Trust without notice. The Trust considers a

Fund’s portfolio holdings not to be confidential on the next day after its portfolio holdings are published on the Funds’ website.

In certain instances, a Fund’s month-end portfolio holdings may be disclosed earlier than 30 days after the end of a month to certain third-parties under the following conditions: (i) for legitimate business purposes; and (ii) no adverse impact is anticipated to Fund shareholders. In addition, each Fund’s month-end top 10 holdings reports may be made available by the seventh calendar day after month-end.

Disclosure of Holdings to Analytical Companies

The Funds’ portfolio holdings generally are sent to certain analytical companies (e.g., Morningstar, Bloomberg, Broadridge, S&P, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Funds’ website.

Disclosure of Individual Portfolio Holdings

From time to time, employees of the Adviser or Mendon may express their views orally or in writing on securities held in the Funds with the public, media, current or prospective shareholders of the Funds, investment consultants/advisers and/or rating/ranking firms. The securities may be ones that were purchased or sold since the Funds’ most recent month-end portfolio holdings and may not yet be disclosed on the Funds’ website. In these situations, the confirmation of whether a stock is held in a Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above, including prompt public disclosure following such confirmation.

Disclosure of Holdings to Service Providers and Other Parties

The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties. These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys. Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Adviser, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems. Employees of the Adviser (as applicable) also may have frequent access to portfolio holdings. The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling securities for its portfolio.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds. The Trust and the Adviser will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public. Employees of the Adviser are subject to their respective employer’s code of ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

Board Oversight of Disclosure of Fund Portfolio Holdings

Exceptions to these policies may be granted only by the Board, the Trust’s President, Treasurer, Secretary, Senior Vice President or Chief Compliance Officer (“CCO”) upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders. Any such disclosures of Fund portfolio holdings shall be disclosed to the Board at its next regular meeting.

Notwithstanding anything herein to the contrary, the Board and an appropriate officer of the Trust, or the Trust’s President or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in less liquid securities.)

There is no assurance that the Trust’s disclosure policies will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

SERVICES FOR SHAREHOLDERS

SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The RMB Fund and the Financial Services Fund currently offer Class A, Class C and Class I shares. The International Fund, SMID Cap Fund, Quality Intermediate Fund and Tax-Exempt Municipal Fund currently offer Class I shares. The Trustees and officers reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in a Fund’s best interest.

Investor Class shares of the International Fund, SMID Cap Fund, Quality Intermediate Fund and Tax-Exempt Municipal Fund are not currently being offered. Please see the Prospectus for further information regarding whether a Fund is currently offering shares of a particular class.

INITIAL SALES CHARGES ON CLASS A SHARES

Class A shares are offered at a price equal to their NAV plus a sales charge, which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of the RMB Fund and the Financial Services Fund are described in the Funds’ current prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested	Dealer Concession as a % of Offering Price of Shares Purchased
Less than $50,000	4.50%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.75%
$500,000 but less than $1,000,000	1.75%
$1,000,000 or more	0.00%

OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES

Methods of obtaining a reduced sales charge referred to in the Funds’ prospectus are described in more detail below. Sales charges may be waived for Trustees and certain affiliated persons of the Funds. Please see Appendix A in the Funds’ prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James, Janney Montgomery Scott, Oppenheimer & Co., Robert W. Baird & Co. and Ameriprise Financial.

Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge.

Rights of Accumulation. If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Fund’s policy is to give investors the lowest commission rate possible under the sales charge structure. To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent. If an investor intends to purchase Class A shares valued at $50,000 or more during a 13-month period, the investor may make the purchases under a Letter of Intent so that the initial Class A shares purchased qualify for the reduced sales charge applicable to the aggregate amount of the investor’s projected purchase. The investor’s initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. If the total Class A shares covered by the Letter of Intent are not purchased by the end of the period covered by the Letter of Intent, a sales charge adjustment is made to reflect the sales charge applicable to the actual amount invested within the period, and the applicable amount of shares held in escrow will be used to pay the sales charge adjustment and the remaining escrowed shares will be released to the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Fund’s transfer agent at 1-800-462-2392.

Ongoing Charges and Fees. Class A shares for the RMB Fund and the Financial Services Fund are subject to an annual Rule 12b-1 distribution and shareholder services fee of 0.25% (discussed below under “12b-1 Distribution Plan”). Class A shares have lower minimum investment thresholds than the Class I shares.

CLASS C SHARE PURCHASES

Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge (“CDSC”) upon redemption. Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive an up-front commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund. Class C shares do not automatically convert into any other class of shares.

If Class C shares of a Fund are redeemed less than one year after a purchase, a 1% CDSC will be charged by calculating a percentage on the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder. In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of up-front commissions paid to dealers and investment representatives.

Ongoing Charges and Fees. Class C shares for the RMB Fund and the Financial Services Fund are subject to an annual Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25%. Class C shares have lower minimum investment thresholds than the Class I shares.

INVESTOR CLASS SHARES

Investor Class shares, if offered in the future, will be sold at the NAV next determined after receipt of an investor’s purchase order. Investor Class shares are not subject to an initial sales charge and are not subject to a CDSC upon redemption. Investor Class shares are subject to an annual Rule 12b-1 distribution and shareholder services fee of 0.25% (discussed below under “12b-1 Distribution Plan”). Investor Class shares have lower minimum investment thresholds than the Class I shares.

CLASS I SHARE PURCHASES

Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order. Class I shares are not subject to an initial sales charge, a CDSC upon redemption, or a Rule 12b-1 fee. Class I shares do not convert into any other class of shares.

EXEMPTIONS FROM CDSC

No CDSC will be imposed on Class I shares. No CDSC will be imposed on Class C shares in the following instances:

(a)redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV; and

(b)redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions.

The CDSC will be waived for redemptions of Class C shares in connection with:

•distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts (“IRAs”) under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans (“plans”);

•withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class C shares); and

•redemptions following the death or disability of a shareholder.

In determining whether the CDSC on Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

Please see Appendix A in the Funds’ prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Raymond James, Janney Montgomery Scott, Oppenheimer & Co., Robert W. Baird & Co. and Ameriprise Financial.

REDEMPTION OF SHARES

Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the New York Stock Exchange (“NYSE”) is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.

1.Through Participating Dealers Or Other Financial Intermediaries. If an investor’s account has been established by a participating dealer or other financial intermediary, the investor should contact their financial adviser or financial intermediary to assist the investor with the redemption. Requests received by a financial adviser or financial intermediary before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.
2.Redemption Directly through the Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A guarantee from a notary public is not acceptable. Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner at the legal address of record do not require an additional medallion signature guarantee at the time of redemption.
3.Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of up to $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.
Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.

The Funds do not charge for their services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

Terms of Redemptions. The amount of your redemption proceeds will be based on the NAV next computed after the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the participating dealer or other financial intermediary may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem a shareholder’s account if its value, due to redemptions and not as a result of a decline in market value, is less than the minimum initial investment amount applicable to such share class and account type. The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay redemption proceeds by giving you securities. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees that you may be charged.

REINSTATEMENT PRIVILEGE (CLASS A and CLASS C SHARES)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV (without a front-end sales charge), provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements as described in the prospectus for the Funds’ Class A shares. This privilege may be modified or terminated at any time by the Funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on a redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See “Federal Income Taxes” below.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.

NET ASSET VALUE

Each Fund determines the NAV per share of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding and rounding to the nearest cent. For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. The NAV will not be calculated on days on which the NYSE is closed for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security, or valuations provided by independent pricing services. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board. When fair value pricing is employed, the value of the portfolio holding used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular investment may be materially different from the value realized upon its sale. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Exchange-Listed Equities and Funds and Depositary Receipts
The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date. If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date. The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP. If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities
Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date. If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities
Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates. For portfolio holdings which trade in markets that close prior to the close of trading on the NYSE, which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options
Options traded on an exchange are valued at the last reported sale price. If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.
Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)
Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs. If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities
Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

FEDERAL INCOME TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations, including the application of state, local and foreign tax laws.

The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (previously defined as the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. This discussions assumes that each investor holds his, her or its shares in a Fund as a capital asset.

A “U.S. shareholder” is a beneficial owner of shares of a Fund that is for the U.S. federal income tax purposes
•a citizen or individual resident of the Unites States (including certain former citizens and former long term residents),
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United Stats or any state thereof or the District of Columbia,

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholder has the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person (as such term is defined under the Code).

A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Fund shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of his, her or its Fund shares.

Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Each Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

Each Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited in respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships, other than qualified publicly traded partnerships, or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income. The requirements for qualification as a regulated investment company may also significantly limit the extent to which a Fund may invest in certain other investments.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, and net capital gain.

For U.S. federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of December 31, 2025, the following Fund had capital loss carryforwards in the amounts indicated below:

Fund	Amount
International Fund	$22,104,335 short-term (not subject to expiration)
Quality Intermediate Fund	$375 short-term (not subject to expiration)

For U.S. federal income tax purposes, all distributions are taxable to a U.S. shareholder whether paid in cash or in shares, except as discussed below. Distributions from a Fund’s investment company taxable income are taxable either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, taxable to individual and other non-corporate shareholders at long-term capital gain rates. The maximum individual rate applicable to qualified dividend income and long-term capital gains is currently 20%, plus the Medicare tax discussed below. Distributions from a Fund’s net capital gain, if any, are taxable to U.S. shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time such U.S. shareholders have held shares of the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividend income distributed to individual and other non-corporate shareholders will generally be taxed at long-term capital gain rates to the extent that such dividends are attributable to qualified dividend income from a Fund’s investments in U.S. companies and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the U.S.shareholder. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from passive foreign investment companies will not qualify for long-term capital gain rates.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual or other non-corporate U.S. shareholder will not be taxable as qualified dividend income to such U.S.shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the U.S. shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the U.S. shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions by a Fund in excess of its current or accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Because a return of capital distribution reduces the basis of a U.S. shareholder’s shares, a return of capital distribution may result in a higher capital gain or lower capital loss when the shares are sold. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a U.S. shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the U.S. shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Any dividend declared by a Fund in October, November or December to shareholders of record during one of those months and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the interest expense limitations under Code section 163(j). Such treatment by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. A Fund may choose not to designate section 163(j) interest dividends.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though those options may not have lapsed, been closed out, sold, or exercised, or those futures or forward contracts may not have been performed, sold or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term and/or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Each Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the Internal Revenue Service (the “IRS”), a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the IRS. Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income that must be distributed to shareholders to avoid Fund-level tax.

If a Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund will not be able to pass through to its shareholders any credit for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund’s tax liability or maximize its return from these investments.

Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any shares of the stock of such corporations with a holding period in an unleveraged position of at least 46 days (91 days in the case of certain preferred stock), extending before and after the ex-dividend dates and distributed and reported by the Fund in written statements furnished to its shareholders (except for capital gain dividends received from a regulated investment company) may be eligible for the 50% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire, or otherwise incur debt attributable to, such shares, they may be denied a portion of the dividends-received deduction. Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

Upon a redemption of shares of a Fund (including a systematic withdrawal), an exchange of shares in a Fund for shares of another Fund of the Trust or any other disposition of shares of a Fund in a transaction that is treated as a sale for U.S. federal income tax purposes, a U.S. shareholder that is subject to U.S. federal income tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and such U.S. shareholder’s tax basis in his, her or its shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in such U.S. shareholder’s hands. Generally, such U.S. shareholder will recognize long-term capital gain or loss if the shares were held by such U.S. shareholder for over twelve months at the time of their redemption, exchange or other disposition and, if not held for such period, short-term capital gain or loss. Any loss realized by a U.S. shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for U.S. federal income tax purposes, as is assumed in the foregoing discussion.

In addition, if Class A shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested prior to January 31 of the calendar year following the year such shares were redeemed in Class A shares of a Fund at NAV pursuant to the reinstatement privilege, or (2) Class A shares are exchanged for Class A shares in another Fund at NAV pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will, for purposes of computing tax gain or loss on the redemption or exchange, not be included in their tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Any loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) or other substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the Fund shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of Fund shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules (e.g., the wash sale rules).

Under Treasury regulations, if a U.S. shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual U.S. shareholder, or $10 million or more for a corporate U.S. shareholder, in any single taxable year (or greater amounts over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. A U.S. shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares or exchanges of shares in a Fund for shares of another Fund of the Trust unless the acquisition of the Fund shares was debt financed. A plan participant whose retirement plan invests in a Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account (other than certain distributions from a Roth IRA or Coverdell education savings account) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

U.S. shareholders may be subject to a current 24% backup withholding on reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may also be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. shareholders may be subject to different U.S. federal income tax treatment. These investors may be subject to a withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends from a Fund. However, the Funds will generally not be required to withhold tax on any amounts paid to a Non-U.S. shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a Non-U.S. shareholder, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. Non-U.S. shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in a Fund or on exchanges of shares in a Fund for shares of another Fund of the Trust, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a Non-U.S. shareholders conducts a trade or business in the United States and an investment in a Fund is effectively connected with that trade or business, then such Non-U.S. shareholders’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. shareholder.

Each Fund will generally be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act or fail to provide the Fund with an effective IRS Form W-8.

Special rules apply to Non-U.S. shareholders who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Non-U.S. shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the Non-U.S. shareholders being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the Non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a Non-U.S. shareholder, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled qualified investment entity.

Non-U.S. shareholders should consult their tax advisers regarding the tax treatment described above and the application of foreign taxes to an investment in the Funds.

Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange of shares in a Fund for shares of another Fund of the Trust) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state, local or foreign, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

TRUST GOVERNANCE

THE BOARD

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held. Each Trustee serves a term of unlimited duration. The mailing address of each Trustee and officer for purposes of

Trust business is c/o RMB Investors Trust, One North Wacker Drive, Suite 3500, Chicago, Illinois 60606. The "Fund Complex", as the term is used in the tables below, consists of all seven series of the Trust.

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
MARGARET M. EISEN (1953)	Trustee and Chair	since 2013	Formerly, Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (finance and asset management), 2003- 2013; and Managing Director, CFA Institute, 2005-2008.	7	Board of Trustees, Columbia Acorn Trust (5 series) and Wanger Advisors Trust (2 series) (2002-2025).
PETER BORISH (1959)	Trustee	since 2015	President, Computer Trading Corporation (financial consulting firm), since 1995.	7	Board of Directors, CIBC Bancorp USA
MICHAEL A. VARDAS (1961)	Trustee	since 2025	Formerly, Executive Vice President and Global Head, Northern Trust Capital Markets (2009-2021).	7	None

BOARD STRUCTURE

The direction and supervision of the Trust is the responsibility of the Board. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board reviews the services provided by the Adviser, Mendon and U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator” or “Fund Services”) to ensure that each Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner. Fund Services serves as the administrator for all of the Funds.

The Board is comprised of three Trustees (the “Independent Trustees”), none of whom is considered an “interested person” of the Trust as defined in the 1940 Act (an “Interested Trustee”). The Board has appointed Ms. Eisen as its Chair. Each Trustee serves until a successor is elected, the Trustee resigns or is removed, the Trust terminates, or reaching the Trust’s mandatory retirement age for Independent Trustees (or any extension thereof). The Board may grant one or more extensions of service of up to 24 months in total to Independent Trustees who have reached the age of retirement. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by the Trust’s shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause by a written instrument signed by a majority of the Trustees.

The Trustees annually evaluate the performance of the Board, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, the nature of its business, and is consistent with industry practices. In particular, the Board believes that having all Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board believes the existing structure enables it to exercise effective oversight over the Funds and their operations.

COMMITTEES

The Board has established two standing committees: the Audit Committee and the Nominating Committee. Each committee is chaired by and comprised solely of Independent Trustees.

The Audit Committee of the Board consists of Ms. Eisen and Messrs. Borish and Vardas, each an Independent Trustee. Ms. Eisen is the chair of the Audit Committee and is the designated Audit Committee Financial Expert. The purpose of the Audit Committee is to assist with oversight by the Board of the integrity of the Trust's financial statements, the independent auditor's qualifications and independence, the Trust's accounting policies, financial reporting and internal control system, and the performance of the Trust's independent auditors. The Audit Committee met two times during the fiscal year ended December 31, 2025.

The Nominating Committee of the Board consists of Ms. Eisen and Messrs. Borish and Vardas, each an Independent Trustee. Mr. Borish is chair of the Nominating Committee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee did not meet during the fiscal year ended December 31, 2025. While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Curi Capital, LLC, One North Wacker Drive, Suite 3500, Chicago, Illinois 60606. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” (as defined in the 1940 Act) of the Trust, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Nominating Committee is under no obligation to nominate candidates recommended by shareholders. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust and the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation, and operational risks. The Board interacts with and reviews reports from the Adviser, the independent registered public accounting firm for the Funds and the Administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. The CCO reports at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Mr. Borish has served as an Independent Trustee on the Board since 2015. His relevant experience includes over 30 years of experience with financial, regulatory and investment matters, including as a founder, chief executive officer and trader for multiple hedge fund firms as well as a trading coach. Mr. Borish has experience with board functions through his position on the boards of various charitable organizations and as a result of his service as an Independent Trustee since 2015.

Ms. Eisen has served as an Independent Trustee on the Board since 2013. Her relevant experience includes experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her former position as a director of a public operating company, her service as an independent trustee on the boards of other registered investment companies from 2002 to 2025, and her service as an Independent Trustee of the Trust since 2013.

Mr. Vardas has served as an Independent Trustee on the Board since 2025. His relevant experience includes both domestic and international experience in business management, market risk management, investment management, and global capital markets. Mr. Vardas also acquired experience through his position as Executive Vice President and Global Head of Northern Trust Capital Markets from 2009 to 2021.

SECURITY AND OTHER INTERESTS

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N‑1A under the 1940 Act, as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
INDEPENDENT TRUSTEES
Peter F. Borish	RMB Fund – None Financial Services Fund – None International Fund – None SMID Cap Fund – None Quality Intermediate Fund – None Tax- Exempt Municipal Fund – None	None

Margaret M. Eisen	RMB Fund – None Financial Services Fund – None International Fund – None SMID Cap Fund – None Quality Intermediate Fund – None Tax- Exempt Municipal Fund – None	None

Michael A. Vardas	RMB Fund – None Financial Services Fund – None International Fund – None SMID Cap Fund – None Quality Intermediate Fund – None Tax- Exempt Municipal Fund – None	None

*    Securities “beneficially owned” as defined by rules promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

1    As of December 31, 2025, the RMB family of Funds consisted of the six Funds disclosed in this SAI, plus the RMB Small Cap Fund which reorganized into the SMID Cap Fund as of the close of business on April 26, 2026, pursuant to an Agreement and Plan of Reorganization.

For the two-year period ended December 31, 2025. none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

Officers affiliated with the Adviser, except the CCO of the Trust, are not compensated by the Trust for their services. The Trust pays the Independent Trustees an annual retainer, supplemental compensation for Board and Audit Committee Chair positions and a per-meeting fee and reimburses them for their expenses associated with attendance at meetings. The table below sets forth the aggregate amount of compensation paid to each Independent Trustee and the Trust's CCO by the Trust for the fiscal year ended December 31, 2025, and excludes reimbursed expenses (e.g., out of pocket expenses incurred in attending Board and applicable Committee meetings).

	Aggregate Compensation From
Name of Person, Position	RMB Fund	Finan-cial Services Fund	Inter-national Fund	Small Cap Fund[1]	SMID Cap Fund	Quality Intermediate Fund	Tax-Exempt Municipal Fund	Pension or Retirement Benefits Accrued	Total Compensation from Trust and Fund Complex
INDEPENDENT TRUSTEES
Peter F. Borish	$13,465	$23,915	$28,330	$16,253	$9,558	$2,551	$928	N/A	$95,000
Margaret M. Eisen	$17,746	$31,532	$37,283	$21,427	$12,590	$3,275	$1,147	N/A	$125,000
Michael A. Vardas	$13,465	$23,915	$28,330	$16,253	$9,558	$2,551	$928	N/A	$95,000
Total	$44,676	$79,362	$93,943	$53,933	$31,706	$8,377	$3,003	N/A	$315,000
TRUST CHIEF COMPLIANCE OFFICER
Joseph D. McDermott	$8,384	$20,058	$16,314	$9,596	$5,564	$6,813	$3,271	N/A	$70,000
1    The Small Cap Fund reorganized into the SMID Cap Fund as of the close of business April 24, 2026, pursuant to an Agreement and Plan of Reorganization.

OFFICERS

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years

OFFICERS
CHRISTOPHER M. GRAFF (1973)	President	since 2019	Chief Investment Strategist of the Adviser (since 2025); Co-Chief Investment Officer of the Adviser (2018-2024); Managing Director of Asset Management of the Adviser (since 2011).
MAHER A. HARB (1968)	Chief Financial Officer and Treasurer	since 2016	Chief Financial Officer of the Adviser (since 2008).
JOSEPH D. MCDERMOTT (1969)	Chief Compliance Officer	since 2023
Chief Compliance Officer and Chief Risk Officer of the Adviser (since 2022); Managing Director, Alaric Compliance Services, LLC (2019-2022); Chief Compliance Officer, THL Credit Senior Loan Fund (2018-2019); Compliance Manager, THL Credit Senior Loan Strategies, LLC (2018-2019).

FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990	Manager of Mutual Funds Operations of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (funds’ former investment adviser) (1990-2016); and First Vice President, Burnham Securities, Inc. (1990- 2016).
JENNIFER BOYCE (1973)	Secretary	since 2025	Senior Vice President, Senior Operations Manager of the Adviser (since 2017), Investment Operations Associate, IronBridge Capital Management (2011-2017)

PORTFOLIO MANAGERS

Other Accounts Managed

The following table provides information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2025.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

RMB Fund
Thomas Fanter	None	None	1412 accounts with $960,433,802 in assets	None	None	None
John O’Connor	None	None	1698 accounts with $1,167,398,642 in assets	None	None	None

Financial Services Fund
Anton Schutz	None	1 account with $12,100,000 in assets	1 account with $9,400,000 in assets	None	None	None
Anton Schutz, Jr.	None	1 account with $12,100,000 in assets	1 account with $9,400,000 in assets	None	None	None
Daniel Goldfarb	None	1 account with $12,100,000 in assets	1 account with $9,400,000 in assets	None	None	None

International Fund
James D. Plumb	None	None	126 accounts with $247,501,040 in assets	None	None	None
Charles Henness, Jr.	None	None	126 accounts with $247,501,040 in assets	None	None	None
Ilhwa Lee	None	None	126 accounts with $247,501,040 in assets	None	None	None

SMID Cap Fund
Christopher C. Faber	None	None	943 accounts with $519,345,747 in assets	None	None	None
Jeff Jones	None	None	943 accounts with $519,345,747 in assets	None	None	None

Quality Intermediate Fund and Tax-Exempt Municipal Fund
Jonathan G. Rigano, CFA	None	None	1,451 accounts with $2,062,470,136 in assets	None	None	None
Patrick N. Thiel	None	None	1,451 accounts with $2,062,470,136 in assets	None	None	None

Description of Compensation

The Adviser’s investment team, including the Funds’ portfolio managers, is compensated in various forms, which typically includes the following: (i) a base salary, (ii) individual bonus, and (iii) profit sharing. Compensation is used to reward, attract and retain high quality investment professionals.

Fixed salaries and individual bonuses for investment professionals are determined by the Adviser’s compensation committee, using tools which may include annual evaluations, compensation surveys, and feedback from other employees. The amount of the individual bonus is determined by a mix of quantitative and qualitative measures related largely to (i) the performance of the specific funds and accounts managed by the individual and (ii) the individual’s contributions to the investment process and overall teamwork. For these purposes, fund and account pre-tax performance is evaluated on an absolute basis and in relation to a benchmark over one- and three-year periods. Each Fund’s applicable benchmark is provided below. The individual bonus is not based on a pre-determined percentage of the Adviser’s revenues or net income.

Fund	Benchmark
RMB Fund	S&P 500® Index Total Return
Financial Services Fund	NASDAQ Bank Index
International Fund	MSCI Europe, Australasia and Far East (EAFE) Index
SMID Cap Fund	Russell 2500TM Index
Quality Intermediate Fund	Bloomberg Intermediate Government/Credit A+ Index
Tax-Exempt Municipal Fund	ICE BofA 1-12 Year AAA-AA Municipal Securities Index

Investment team members that are partners of the Adviser may also receive profit sharing. The Adviser believes that profit sharing can be an incremental factor in ensuring a motivated and stable employee base going forward. The Adviser believes that the combination of competitive salaries, individual bonuses, and profit sharing provides the Adviser with a demonstrable advantage in the retention and motivation of employees.

The Adviser believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover. The Adviser believes that overall its compensation structure/levels is aligned with the interests of the Funds’ shareholders.

Financial Services Fund – Pursuant to the sub-advisory agreement, the Adviser has hired Mendon to provide investment advisory services to the Financial Services Fund. For the sub-advisory services provided to the Fund, the Adviser (and not the Fund) pays Mendon at the rates set forth in the sub-advisory agreement. Mr. Anton Schutz, the President of Mendon, has had primary day-to-day responsibility for the Fund’s portfolio since inception. As a controlling shareholder of Mendon, Mr. Schutz receives a percentage of Mendon’s profits. Mendon's other portfolio managers are compensated with a base salary plus a performance bonus tied to the absolute level of return for the Financial Services Fund and a relative return against an appropriate benchmark, such as the NASDAQ Bank Index.

Potential Conflicts of Interest

References in this section to the Adviser include Curi and Mendon.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross trading between a Fund and another account raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Mendon: The portfolio managers of the Financial Services Fund manage other pooled investment vehicles that have investment objectives and strategies similar to those of the Financial Services Fund, including vehicles that employ leveraged trading. As discussed above, potential conflicts of interest arise from such side-by-side management.

Certain portfolio managers of Mendon who serve as portfolio managers of the Financial Services Fund also serve as executives, portfolios managers and owners or indirect control persons of another investment adviser that manages venture capital products. While this adviser may offer different products in the future, its primary venture capital strategy (“Venture Fund”) currently involves investing in venture stage financial technology companies primarily focused on serving incumbent U.S. banks and financial institutions, including with respect to: (1) data and analytics; (2) payments; (3) core banking; (4) risk and compliance; and (5) automation. Although the investment strategy of the Venture Fund differs from the investment strategies and objectives of the Financial Services Fund, conflicts of interest exist with respect to the management of the Venture Fund or future products. Certain of the conflicts of interest include:

•Portfolio companies of the Financial Services Fund are investors in the Venture Fund and may be investors in future venture capital products. Further, subject to regulations covering affiliated transactions under the Act, portfolio companies of the Financial Services Fund may co-invest with the Venture Fund in portfolio companies of the Venture Fund or other venture capital products. As a result, Mendon has an incentive to allocate Financial Services Fund capital to portfolio companies that are actual or potential investors in the Venture Fund or portfolio companies of the Venture Fund or other venture capital products.

•A portfolio manager of the Financial Services Fund could spend a substantial portion of their business time and attention on the Venture Fund or other venture capital products versus the Financial Services Fund. The performance of the Financial Services Fund could suffer as a result of such obligations.

Mendon has adopted policies and procedures that it believes are reasonably designed to mitigate these conflicts of interest. These include compliance monitoring and certification by Mendon’s Chief Compliance Officer covering: the existence of any material conflicts of interest involving the Financial Services Fund with respect to the Venture Fund or any portfolio company of the Venture Fund or other venture capital products; certain restrictions on ownership by the Financial Services Fund of more than 5% of the outstanding voting securities of its portfolio companies; and assurances that the purchase and sale of portfolio companies of the Financial Services Fund have not been influenced by the status of such companies as investors in the Venture Fund or other venture capital products. The Financial Services Fund is also prohibited from investing in any of the portfolio investments of the Venture Fund or other venture capital products.

As discussed above, there can be no assurance that all conflicts will be identified or that Mendon’s procedures will be effective in mitigating the potential for such risks.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Fund’s portfolio managers as of December 31, 2025.

Dollar Range of Fund Shares Beneficially Owned
RMB Fund
Thomas Fanter	None
John O’Connor	$100,001-$500,000
Financial Services Fund
Anton Schutz	None
Anton Schutz, Jr.	$100,001-$500,000
Daniel Goldfarb	$1-$10,000
International Fund
James D. Plumb	$100,001-$500,000
Charles Henness, Jr.	$100,001-$500,000
Ilhwa Lee	$100,001-$500,000
SMID Cap Fund
Christopher C. Faber	Over $1,000,000
Jeff Jones	$10,001-$50,000
Quality Intermediate Fund
Jonathan G. Rigano,	None
Patrick N. Thiel	None
Tax-Exempt Municipal Fund
Jonathan G. Rigano,	None
Patrick N. Thiel	None

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 1, 2026, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each class of each of the Funds.

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of April 1, 2026, the following shareholders were considered to be either a control person or principal shareholder of the Funds.

Control Persons of the Funds

Name and Address	Jurisdiction in which Shareholder is Organized	Parent Company of the Shareholder	Percent of Fund’s Outstanding Shares Owned
Financial Services Fund Class A Shares:
Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	DE	The Charles Schwab Corporation	33.23%
RMB Fund Class C Shares:
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	DE	Wells Fargo Advisors, LLC	25.32%
SMID Cap Fund Class I Shares:
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	DE	National Financial Services LLC	47.50%

Principal Holders of the Funds

Name and Address	Percent of Fund’s Outstanding Shares Owned	Ownership Type
RMB Fund Class A Shares:
Gerard F. Sullivan & Ann M. Sullivan, JT TEN c/o Curi Capital One North Wacker Drive, Suite 3500 Chicago, IL 60606	7.44%	R
RMB Fund Class C Shares:
UBS Financial Services Inc. FBO Susan B. Bauer c/o Curi Capital One North Wacker Drive, Suite 3500 Chicago, IL 60606	21.25%	B
Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY 10004	6.76%	R
Oppenheimer & Co Inc Judith A. Hubbell c/o Curi Capital One North Wacker Drive, Suite 3500 Chicago, IL 60606	5.77%	B
RMB Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.49%	R
Financial Services Fund Class C Shares:
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	9.50%	R
Financial Services Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.50%	R
International Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.55%	R
SMID Cap Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.47%	R
JP Morgan Securities LLC FBO 582-37885-17 4 Chase Metrotech Center Brooklyn, NY 11245-0001	7.02%	R
Quality Intermediate Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.20%	R
Tax-Exempt Municipal Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.39%	R
B - Shareholder is the “Beneficial” owner, meaning that the name listed refers to the actual pecuniary, or financial, interest in the security.
R - Shareholder is the owner of “Record,” meaning that the name listed is the name of the shareholder on the account.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

Curi, located at One North Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the investment adviser to each Fund. Curi is an independent diversified financial services firm that provides advisory and investment services to individuals, families, employers, trusts, family offices, endowments, and other institutions. Curi is majority-owned by Curi Capital, LLC (“Curi Capital”), which is a wholly-owned subsidiary of MMIC Investment Holdings, Inc., which is wholly- owned by Curi Holdings, Inc. (“Curi”). Curi is a mutual insurance company, which is an insurance company owned by policyholders. Curi has three primary lines of business: (i) Curi Advisory helps medical practices with data-driven solutions to help protect, optimize and grow their practice; (ii) Curi Capital, which is majority owner of Curi, provides financial advice and solutions to a wide array of clients; and (iii) Curi Insurance provides proactive solutions that protect medical practices and their owners and employees. Curi Capital was established in 2019 to offer wealth management and retirement plan services to Curi’s member physicians.

Compensation Information

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.
As compensation for the Adviser’s services under the Advisory Agreement, each Fund pays the Adviser monthly an annualized fee based on a stated percentage of the average daily net assets of the Fund as set forth in the table below.

FUND NAME	ANNUAL ADVISORY FEE (% of average daily net assets)

RMB Fund	0.60%
Financial Services Fund	0.75%
International Fund	0.75%
SMID Cap Fund	0.70%
Quality Intermediate Fund	0.25%
Tax-Exempt Municipal Fund	0.25%

The tables below provide the fees earned by the Adviser with respect to the Fund indicated for the fiscal years ended December 31. Each table also provides the advisory fees waived, expenses reimbursed, and the related fee and expense recoupments pursuant to the Expense Limitation Agreement as described in more detail below under “Expense Limitation Agreement.”

RMB Fund:
	2025	2024	2023
Adviser Fees Earned	$676,597	$679,839	$633,417
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$0
Total Fees Paid by Fund to Adviser	$676,597	$679,839	$633,417
Financial Services Fund:
	2025	2024	2023
Adviser Fees Earned	$1,551,896	$1,284,326	$1,328,734
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$0
Total Fees Paid by Fund to Adviser	$1,551,896	$1,284,326	$1,328,734
International Fund:
	2025	2024	2023

Adviser Fees Earned	$1,888,105	$1,819,993	$1,923,627
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$0
Total Fees Paid by Fund to Adviser	$1,888,105	$1,819,993	$1,923,627

SMID Cap Fund:
	2025	2024	2023
Adviser Fees Earned	$542,387	$603,793	$605,018
Fees and Expenses Waived, Reimbursed and Recouped	$(223,139)	$(223,165)	$(213,349)
Total Fees Paid by Fund to Adviser	$319,248	$380,628	$391,669

Quality Intermediate Fund
	2025	2024	2023
Adviser Fees Earned	$109,880	N/A	N/A
Fees and Expenses Waived, Reimbursed, and Recouped	$(68,032)	N/A	N/A
Total Fees Paid by Fund to Adviser	$41,848	N/A	N/A

Tax-Exempt Municipal Fund
	2025	2024	2023
Adviser Fees Earned	$55,582	N/A	N/A
Fees and Expenses Waived, Reimbursed and Recouped	$(75,765)	N/A	N/A
Total Fees Paid by Fund to Adviser	$0	N/A	N/A

Expense Limitation Agreement
From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. For each Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that each Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class. The table below sets forth the expense limits agreed to by the Adviser for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Limit on Total Annual Fund Operating Expenses
	RMB Fund	Financial Services Fund	Inter-national Fund	SMID Cap Fund	Quality Intermediate Fund	Tax-Exempt Municipal Fund

Class A	1.59%	1.80%	N/A	N/A	N/A	N/A
Class C	2.34%	2.55%	N/A	N/A	N/A	N/A
Class I	1.34%	1.55%	1.15%	0.80%	0.35%	0.35%
Investor Class	N/A	N/A	1.40%	1.05%	0.60%	0.60%

The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month. The Expense Limitation Agreement will remain in effect through April 30, 2027 for each Fund and will automatically renew for successive one-year periods ending April 30, unless either party to the agreement provides 30 days’ prior written notice to the other party, and cannot be terminated prior to said date without the approval of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after the date stated above.

The expense limits will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business ( e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding and soliciting proxies for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider.

The Adviser may recoup from a Fund fees and expenses waived and reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of three years following the date on which the wavier or reimbursement occurred, provided that such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment.

Additional Information

Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more RMB Investors Trust’s mutual funds, including the Funds, or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement. In addition, the Advisory Agreement includes a mutual indemnity for the benefit of the Funds and the Adviser.

Under the Advisory Agreement, the Trust and the Funds may use the name “RMB”, “Curi” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

Marketing and Support Payments
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments are in addition to upfront sales commissions paid by the Adviser and Rule 12b-1 distribution fees and service fees paid by the Funds (as applicable), and may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees. Certain service fees charged by financial intermediaries, such as sub-administration, subtransfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Distribution Plan (as described in this SAI), are paid by the Adviser.

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

THE SUB-ADVISER

The Adviser has engaged the services of Mendon to provide portfolio management services to the Financial Services Fund. For its sub-advisory services to the Fund, the Adviser pays Mendon an annualized sub-advisory fee equal to 0.375% of the Fund’s average daily net assets that are allocated to and managed by Mendon.

Mendon’s principal office is located at 31 Ocean Reef Drive, Suite C101 #249, Key Largo, Florida 33037. Mendon is a corporation organized in the state of Delaware. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private and public investment companies since 1996. For the fiscal years ended December 31, 2025, 2024, and 2023, Mendon was paid $775,948, $642,163, and $664,367. respectively, for its service as sub-adviser to the Financial Services Fund.

THE INVESTMENT ADVISER AND SUB-ADVISER

Codes of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser and Mendon have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Procedures. The Board has delegated proxy voting authority to the Adviser, subject to the supervision of the Board. The Adviser votes all proxies on behalf of the Funds, or may in some instances determine to not vote a proxy, in accordance with the Adviser’s proxy voting policies, which address, among other things, conflicts of interest that may arise between the interests of the Adviser and its affiliates and the interests of the Trust, and also sets forth the Adviser’s procedures for voting proxies.

The Adviser’s proxy voting policies provide that the Adviser will vote proxies with respect to client securities in a manner consistent with the best interest of its clients. The Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the Adviser on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, and executive and director compensation, unless client interests or instructions require otherwise. The Adviser believes that most conflicts of interest that may otherwise arise have been mitigated by the engagement of ISS to vote proxies on behalf of the Funds. However, should a conflict of interest between the Adviser and the Funds’ interests arise, the Adviser, with the input of its Proxy Committee, will determine whether or not the Adviser may vote the proxy, whether legal counsel should be consulted regarding the conflict and voting the proxy.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-462-2392 and on the SEC’s website at www.sec.gov.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (previously defined as “Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Administrator to the Funds pursuant to an administration agreement (the “Fund Services Administration Agreement”). Pursuant to the Fund Services Administration Agreement, Fund Services provides certain services to the Funds including, among other responsibilities, facilitating the Funds' payment of Fund expenses upon authorization from the Trust; monitoring the Funds' compliance with certain 1940 Act requirements and preparing and filing federal and state regulatory filings; preparing financial and tax reports; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; facilitating preparation for Board and Committee meetings, maintaining certain books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Fund Services Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on each Fund’s current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant under a separate agreement.

The table below sets forth the administration fees paid by the Funds for the fiscal years ended December 31:

	Amount Paid to Fund Services
	2025	2024	2023
RMB Fund	$63,321	$62,609	$62,607
Financial Services Fund	$63,363	$62,852	$63,082
International Fund	$63,873	$63,303	$63,276
SMID Cap Fund	$63,196	$62,704	$62,740
Quality Intermediate Fund	$18,660	N/A	N/A
Tax-Exempt Municipal Fund	$19,370	N/A	N/A

DISTRIBUTOR
Distribution Agreement. Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds effective beginning February 16, 2016 and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the applicable prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor an additional fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The table below sets forth both the aggregate amounts of sales charges paid by shareholders and the amounts retained by the Distributor for the fiscal year ended December 31:

Aggregate Dollar Amount Paid

	2025	2024	2023

RMB Fund	$221,310	$229,271	$208,003
Financial Services Fund	$308,334	$305,244	$320,177
International Fund	$0	$0	$0
SMID Cap Fund	$0	$0	$0
Quality Intermediate Fund	$0	N/A	N/A
Tax-Exempt Municipal Fund	$0	N/A	N/A
Amount Retained by Distributor
RMB Fund	$462,132	$361,754	$245,491
Financial Services Fund	$21,392	$8,984	$42,265
International Fund	$0	$0	$0
SMID Cap Fund	$0	$0	$0
Quality Intermediate Fund	$0	N/A	N/A
Tax-Exempt Municipal Fund	$0	N/A	N/A

Rule 12b-1 Distribution Plan. The Trust has adopted a distribution plan for the Class A and Class C shares of RMB Fund and the Financial Services Fund, and the Investor Class shares of the International Fund and SMID Cap Fund, (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plan. The Plan is a compensation plan, which means that the amount of payments under the Plan is not linked to the Distributor’s expenditures. Pursuant to the Plan, each Fund pays the Distributor for distribution services and expenses primarily intended to result in the sale of Class A, Class C and Investor Class shares or to provide services to holders of Class A, Class C and Investor Class shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Plan, the Trust shall pay to the Distributor a distribution and/or shareholder service fee at the rate of: up to 0.25% per annum of the average daily NAV of the Class A shares of the RMB Fund and the Financial Services Fund; and up to 0.25% per annum of the average daily NAV of the Investor Class shares of the International Fund and SMID Cap Fund.. Under the Plan, the Trust shall pay to the Distributor a distribution fee at the rate of up to 0.75% per annum of the average daily NAV of the Class C shares of the RMB Fund and Financial Services Fund and a shareholder service fee at a rate of 0.25% per annum of the average daily NAV of the Class C shares of the RMB Fund and Financial Services Fund.

The Plan provides that the distribution and/or shareholder service fees permitted under the Plan paid by Class A, Class C and Investor Class shares of the applicable Funds may be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of each Fund’s Class A, Class C, and Investor Class Shares, and where suitable and appropriate, the retention of each Fund’s Class A, Class C, and Investor Class Shares by the respective Fund’s shareholders. Such amounts may be spent by the Distributor, in its discretion, on, among other things: compensation to and expenses (including overhead and telephone expenses) of account executives or of other broker-dealers who engage in or support the distribution of each Fund’s Class A, Class C and Investor Class shares; printing of prospectus and reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; allowances to other broker-dealers; and distribution expenses incurred in connection with the distribution of shares of a corresponding class of any Fund or other open-end, registered investment company which sells all or substantially all of its assets to a Fund or which merges or otherwise combines with a Fund. A report of the amounts expended under the Plan is submitted to the Board each quarter. Because of the Plan, long-term shareholders may pay more over time than the economic equivalent of the maximum sales charge permitted by FINRA regarding investment companies.

Pursuant to the Distribution Agreement, amounts retained by the Distributor are not held for profit at the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

The Adviser is entitled to retain all fees related to the Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of up-front commissions for Class C shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Adviser also receives any contingent deferred sales charges paid with respect to Class C shares.

General. The fees paid under the Plan are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to the 1940 Act, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed).

The Independent Trustees and Trust Officers have no direct or indirect financial interest in the operation of the Plan or related agreements. The Plan was adopted because of its anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund’s shares, an enhancement in each Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.

For the fiscal year ended December 31, 2025, the Funds paid fees for each principal type of activity under their Rule 12b-1 Plan according to the table below:

	RMB Fund (Classes A & C)	Financial Services Fund (Classes A & C)	International Fund (Investor Class)*	SMID Cap Fund (Investor Class)*	Quality Intermediate Fund (Investor Class)*	Tax-Exempt Municipal Fund (Investor Class)*
Marketing and Advertising	$588	$124	N/A	N/A	N/A	N/A
Printing and Mailing of Prospectuses	$0	$0	N/A	N/A	N/A	N/A
Underwriter Compensation	$0	$0	N/A	N/A	N/A	N/A
Broker-Dealer Compensation	$66,161	$285,858	N/A	N/A	N/A	N/A
Sales Personnel Compensation	$54,181	$9,943	N/A	N/A	N/A	N/A
Interest, Carrying, or other Financing Charges	$0	$0	N/A	N/A	N/A	N/A
_______________
*The Investor Class shares for each of the International Fund, SMID Cap Fund, Quality Intermediate Fund and the Tax-Exempt Municipal Fund are not currently available for purchase.

As stated above, the Plan is a compensation plan, and for the fiscal year ended December 31, 2025, the Distributor was paid $112,787 in fees from the Funds in excess of expenses paid by the Distributor. As of December 31, 2025, the Distributor's remaining balance of Plan fees received from the Funds in excess of expenses paid by the Distributor pursuant to the Plan was $483,524.

CUSTODIAN

U.S. Bank National Association is the custodian of all securities and cash of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. The Custodian attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust. The Custodian also serves as the Funds' delegated foreign custody manager, pursuant to Rule 17f-5 under the 1940 Act. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

BNY Mellon Asset Servicing, located at 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Trust. In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.

SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF THE TRUST’S SHARES

The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares only of the Funds offered in this SAI. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non- assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

i.contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;

ii.provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and

iii.provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser and Mendon are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser and Mendon will seek to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser and Mendon generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser or Mendon may select a broker based upon brokerage or research services provided to the Adviser or Mendon if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under their investment advisory agreement with the Funds. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive services from a broker that have both a “research” and a “non-research” use. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Adviser’s investment professionals. When received, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses. The management fee paid by each Fund is not reduced because the Adviser may receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

The broker commissions paid by each Fund for the last three fiscal years are set forth in the table below:

Fund	Brokerage Commissions Paid
	2025	2024	2023
RMB Fund	$28,099	$9,693	$8,769
Financial Services Fund	$321,478	$361,904	$306,937
International Fund	$161,654	$136,805	$229,121
SMID Cap Fund	$10,750	$13,391	$4,995
Quality Interemdiate Fund	$0	N/A	N/A
Tax-Exempt Municipal Fund	$0	N/A	N/A

During the fiscal year ended December 31, 2025, the following amounts of brokerage commissions for each Fund were paid to brokers for third-party research:

Fund	Related Commissions for Third-Party Research
RMB Fund	$0
Financial Services Fund	$0
International Fund	$0
SMID Cap Fund	$0
Quality Intermediate Fund	$0
Tax-Exempt Municipal Fund	$0

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. As of
December 31, 2025, the following Funds held securities of their regular broker-dealers or the parent of their regular broker-
dealers.

Fund	Security	Amount
RMB Fund	Morgan Stanley	$2,841,545

FINANCIAL STATEMENTS

The Funds’ audited financial statements and other information for the fiscal year ended December 31, 2025 are included in the Trust’s Form N-CSR filed with the SEC dated as of December 31, 2025. You can obtain a copy of the Trust’s Form N-CSR and the Annual Report to Shareholders dated December 31, 2025 on the SEC’s website at www.sec.gov or by writing or calling the Adviser at the address or telephone number set forth on the cover of this SAI. The Funds’ audited financial statements and the report of the independent registered public accounting firm thereon included in the Trust’s Form N-CSR for the fiscal year ended December 31, 2025 are incorporated by reference into this SAI.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

The following summarizes the ratings categories used by Moody’s for short-term issues:

“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS, Inc. (“Morningstar DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

Long-Term Credit Ratings

An S&P Global Ratings long-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). S&P Global Ratings typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The following summarizes long-term issuer default ratings used by Fitch :

“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments.

“B” – Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” – Substantial credit risk. “CCC” ratings indicate a very low margin for safety. Default is a real possibility.

“CC” – Very high levels of credit risk. “CC” ratings indicate a default of some kind appears probable.

“C” – Near default. “C” ratings indicate a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and
•A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
“RD” - Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
•An uncured payment default or DDE on a bond, loan or other material financial obligation, but
•Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•Has not otherwise ceased operating. This would include:
-The selective payment default on a specific class or currency of debt;

-The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
“D” – Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice

The Morningstar DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain the subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating categories are as follows:

“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – Speculative capacity to pay principal and interest.

“D” – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer's self-liquidity.

For other short-term municipal obligations, Moody's uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody's uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody's typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation's documentation).

Credit ratings provided by Morningstar DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligations. Credit ratings are not statements of fact. While historical statistics, performance, and expert opinion (on, e.g., financial statements or legal matters) can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance or events that cannot be guaranteed. As such, and to the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities and/or obligations can change. Credit ratings are also based on approved and applicable methodologies, which are periodically updated and when material changes are deemed necessary, which may also lead to changes in credit ratings.

Credit ratings typically provide an opinion on the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which an obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which Morningstar DBRS bases its opinions is not audited or verified by Morningstar DBRS, although Morningstar DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

Morningstar DBRS uses rating symbols as a concise method of expressing its opinion to the market. However, as there are credit risk differentials that exist across the credit rating spectrum and given the limited number of rating categories, Morningstar DBRS does not assert that credit ratings in the same category are exactly the same quality.

RMB INVESTORS TRUST
POST-EFFECTIVE AMENDMENT NO. 132
PART C

OTHER INFORMATION
Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust, dated December 6, 2017, incorporated by reference to Post-Effective Amendment No. 112 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(b)
Amended and Restated By-Laws dated December 6, 2017, incorporated by reference to Post-Effective Amendment No. 112 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(c)	(1)
Instruments defining the rights of shareholder, including relevant portions of the Amended and Restated Agreement and Declaration of Trust, dated as of December 6, 2017 (see Articles V, VI, VII and IX of Amended and Restated Declaration of Trust referenced in exhibit (a)).

(c)	(2)
Instruments defining the rights of shareholder, including relevant portions of the Amended and Restated By-Laws, dated as of December 6, 2017 (see Article III of Amended and Restated By-Laws referenced in exhibit (b)).

(d)	(1)
Investment Advisory Agreement dated March 20, 2024 between the Registrant and Curi RMB Capital, LLC, with respect to RMB Fund, RMB International Fund, RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 127 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-24-002834), filed on April 29, 2024.

(d)	(2)
First Amendment to Investment Advisory Agreement dated May 14, 2024 between the Registrant and Curi RMB Capital, LLC, with respect to RMB Mendon Financial Services Fund, incorporated by reference to Post-Effective Amendment No. 128 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-002979), filed on April 29, 2025.

(d)	(3)
Investment Subadvisory Agreement dated May 14, 2024 between Curi RMB Capital, LLC and Mendon Capital Advisors Corp, with respect to RMB Mendon Financial Services Fund, incorporated by reference to Post-Effective Amendment No. 128 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-002979), filed on April 29, 2025.

(d)	(4)
Second Amendment to the Investment Advisory Agreement dated September 18, 2025 between the Registrant and Curi RMB Capital, LLC with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Municipal Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(e)	(1)
Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 112 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(e)	(2)
First Amendment dated December 13, 2017 to Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC, with respect to RMB International Fund, incorporated by reference to Post-Effective Amendment No. 112 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(e)	(3)
Second Amendment dated May 20, 2019 to Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC, with respect to RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(e)	(4)
Distribution Agreement Novation dated September 30, 2021 between the Registrant and Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 125 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-22-003205), filed on April 28, 2022.

(e)	(5)
First Amendment dated June 23, 2025 to the Distribution Agreement Novation dated September 30, 2021 between the Registrant and Foreside Fund Services, LLC, with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

1

(f)		None.
(g)	(1)
Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, incorporated by reference to Post-Effective Amendment No. 112 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(g)	(2)
First Amendment to the Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(g)	(3)
Second Amendment dated March 7, 2019 to the Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, with respect to RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(g)	(4)
Third Amendment dated June 16, 2025 to the Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(h)	(1)
Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), incorporated by reference to Post-Effective Amendment No. 79 to the Trust's Registration Statement on Form N-1A (Accession No. 0001003715-06-000170), filed on April 28, 2006.

(h)	(2)
Amendment No. 1 dated July 5, 2006 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), incorporated by reference to Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0001144204-17-012548), filed on March 2, 2017.

(h)	(3)
Amendment No. 2 dated July 1, 2016 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), incorporated by reference to Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0001144204-17-012548), filed on March 2, 2017.

(h)	(4)
Amendment No. 3 dated December 13, 2017 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), with respect to the RMB International Fund, incorporated by reference to Post-Effective Amendment No. 112 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(h)	(5)
Amendment No. 4 dated June 12, 2019 to the Transfer Agency and Services Agreement dated June 1, 2015 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), with respect to RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(h)	(6)
Form of Amendment No. 5 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and BNY Mellon Investment Servicing (US) Inc. with respect to RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Municipal Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(h)	(7)
Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 112 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(h)	(8)
First Amendment to the Fund Administration Servicing Agreement dated May 18, 2018 between the Registrant and U.S. Bancorp Fund Services, LLC., incorporated by refrence to Post-Effective Amendment No. 122 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-20-003218), filed on April 29, 2020.

(h)	(9)
Second Amendment dated March 7, 2019 to the Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed June 24, 2019.

2

(h)	(10)
Addendum to Fund Administration Servicing Agreement, dated December 20, 2022, incorporated by reference to Post-Effective Amendment No. 126 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-23-003266), filed on April 28, 2023.

(h)	(11)
Third Amendment dated June 16, 2025 to the Fund Administration Servicing Agreement, dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(h)	(12)
Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 112 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000894189-17-006668), filed on December 19, 2017.

(h)	(13)
First Amendment to the Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(h)	(14)
Second Amendment dated March 7, 2019 to the Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC with respect to RMB Small Cap Fund, RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(h)	(15)
Third Amendment dated June 16, 2025 to the Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(h)	(16)
Operating Expenses Limitation Agreement dated September 18, 2025 between the Registrant and Curi RMB Capital, LLC with respect to the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Municipal Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(i)	(1)
Legal Opinion of Counsel regarding the RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund, incorporated by reference to Post-Effective Amendment No. 114 to the Trust's Registration Statement on Form N-1A (Accession No. 0001144204-18-024423) filed on May 1, 2018.

(i)	(2)
Legal Opinion of Counsel regarding the RMB Small Cap Fund and RMB SMID Cap Fund, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746) filed on June 24, 2019.

(i)	(3)
Legal Opinion of Counsel regarding the RMB Quality Intermediate Core Fund and RMB Quality Intermediate Tax-Exempt Municipal Fund, incorporated by reference to Post-Effective Amendment No. 131 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-007570), filed on September 19, 2025.

(j)	(1)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)		Not applicable.
(l)		None.
(m)
Rule 12b-1 Distribution Plan as of March 7, 2019, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(n)
Rule 18f-3 Multiple Class Plan as of March 7, 2019, incorporated by reference to Post-Effective Amendment No. 120 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-19-003746), filed on June 24, 2019.

(o)		Reserved.
(p)	(1)
Code of Ethics applicable to RMB Capital Management, LLC dated August 2021, incorporated by reference to Post-Effective Amendment No. 125 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-22-003205), filed on April 28, 2022.

(p)	(2)
Code of Ethics applicable to Mendon Capital Advisors Corp. dated April 2022, incorporated by reference to Post-Effective Amendment No. 125 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-22-003205), filed on April 28, 2022.

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(p)	(3)
Code of Ethics applicable to RMB Investors Trust, adopted June 7, 2017, incorporated by reference to Post-Effective Amendment No. 124 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-21-002750), filed on April 30, 2021.

(q)	(1)
Power-of-Attorney on behalf of Margaret M. Eisen, Peter Borish and Michael A. Vardas, incorporated by reference to Post-Effective Amendment No. 128 to the Trust's Registration Statement on Form N-1A (Accession No. 0000894189-25-002979), filed on April 29, 2025.

Item 29. Persons Controlled by or under Common Control with Registrant
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with, any other person.
Item 30. Indemnification
Except for the Agreement and Declaration of Trust, dated August 20, 1998, as amended (the “Declaration of Trust”), establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability to the Registrant or its shareholders to which the officer or trustee would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
The Registrant’s trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors or omissions committed in their capacities as such.
Item 31. Business and Other Connections of the Investment Adviser
Curi Capital, LLC serves as the Registrant’s investment adviser (the “Adviser”) and Mendon Capital Advisors Corp. serves as sub-adviser with respect to the RMB Mendon Financial Services Fund (the “Sub-Adviser”), a series of the Registrant. The business of each of the Adviser and the Sub-Adviser is disclosed in the prospectus and the statement of additional information which are part of this post-effective amendment.

To the knowledge of the Registrant, none of the directors, officers, or partners of the Adviser or the Sub-Adviser are or have been at any time during the Registrant’s past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except as disclosed in this post-effective amendment and including the matters set forth below.

Adviser or Sub-Adviser Personnel	Name and Address of Other Business	Capacity with Other Business
Donald Bechter, President of Adviser	InBankshares, Corp 200 S 2nd Street Raton, NM 87740	Board of Directors
Anton Schutz, President of Sub-Adviser	Mendon Venture Partners LP 57 Seminole Way Short Hills, NJ 07078	Chairman and CEO
Item 32. Principal Underwriters

(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AB Active ETFs, Inc.
1.ABS Long/Short Strategies Fund
2.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
3.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
4.ActivePassive International Equity ETF, Series of Trust for Professional Managers
5.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
6.AdvisorShares Trust
7.AFA Private Credit Fund

4

8.AGF Investments Trust
9.AIM ETF Products Trust
10.Alexis Practical Tactical ETF, Series of Listed Funds Trust
11.AlphaCentric Prime Meridian Income Fund
12.Alternative Strategies Income Fund
13.American Century ETF Trust
14.AMG ETF Trust
15.Amplify ETF Trust
16.Applied Finance Dividend Fund, Series of World Funds Trust
17.Applied Finance Explorer Fund, Series of World Funds Trust
18.Applied Finance Select Fund, Series of World Funds Trust
19.Ardian Access LLC
20.ARK ETF Trust
21.ARK Venture Fund
22.Bitwise Funds Trust
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cascade Private Capital Fund
37.Catalyst/Perini Strategic Income Fund
38.CBRE Global Real Estate Income Fund
39.Center Coast Brookfield MLP & Energy Infrastructure Fund
40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Coatue Innovative Strategies Fund
43.Cohen & Steers ETF Trust
44.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
46.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.Davis Fundamental ETF Trust
50.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
51.Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
53.Defiance Quantum ETF, Series of ETF Series Solutions
54.Defiance Retail Kings ETF, Series of ETF Series Solutions
55.Denali Structured Return Strategy Fund
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust

5

63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Exchange Listed Funds Trust
66.Exchange Place Advisors Trust
67.FIS Trust
68.FlexShares Trust
69.Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
70.Forum Funds
71.Forum Funds II
72.Forum Real Estate Income Fund
73.GMO ETF Trust
74.GoldenTree Opportunistic Credit Fund
75.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.Grayscale Funds Trust
77.Guinness Atkinson Funds
78.Harbor ETF Trust
79.Harris Oakmark ETF Trust
80.Hawaiian Tax-Free Trust
81.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
82.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
83.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
84.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
85.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.Horizon Kinetics Texas ETF, Series of Listed Funds Trust
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.John Hancock Exchange-Traded Fund Trust
93.Kurv ETF Trust
94.Lazard Active ETF Trust
95.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.Lone Peak Value Fund, Series of World Funds Trust
97.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.Mairs & Power Fund, Series of Trust for Professional Managers
99.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.Manor Investment Funds
102.MoA Funds Corporation
103.Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
104.Morgan Stanley ETF Trust
105.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.Morningstar Funds Trust
108.NEOS ETF Trust
109.Niagara Income Opportunities Fund
110.NXG Cushing® Midstream Energy Fund
111.NXG NextGen Infrastructure Income Fund
112.OTG Latin American Fund, Series of World Funds Trust
113.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

6

118.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.Palmer Square Funds Trust
121.Palmer Square Opportunistic Income Fund
122.Partners Group Private Income Opportunities, LLC
123.Perkins Discovery Fund, Series of World Funds Trust
124.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.Plan Investment Fund, Inc.
126.Point Bridge America First ETF, Series of ETF Series Solutions
127.Precidian ETFs Trust
128.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
131.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.REX ETF Trust
135.Reynolds Funds, Inc.
136.RMB Investors Trust
137.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.Roundhill Cannabis ETF, Series of Listed Funds Trust
141.Roundhill ETF Trust
142.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.Roundhill Video Games ETF, Series of Listed Funds Trust
145.Rule One Fund, Series of World Funds Trust
146.Russell Investments Exchange Traded Funds
147.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
148.Six Circles Trust
149.Sound Shore Fund, Inc.
150.SP Funds Trust
151.Sparrow Funds
152.Spear Alpha ETF, Series of Listed Funds Trust
153.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
154.STF Tactical Growth ETF, Series of Listed Funds Trust
155.Strategic Trust
156.Strategy Shares
157.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.Tekla World Healthcare Fund
159.Tema ETF Trust
160.The 2023 ETF Series Trust
161.The Community Development Fund
162.The Cook & Bynum Fund, Series of World Funds Trust
163.The Private Shares Fund
164.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.Third Avenue Trust
166.Third Avenue Variable Series Trust
167.Tidal Trust I
168.Tidal Trust II
169.Tidal Trust III
170.Tidal Trust IV
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

7

173.Timothy Plan International ETF, Series of The Timothy Plan
174.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.Total Fund Solution
178.Touchstone ETF Trust
179.Trailmark Series Trust
180.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.T-Rex 2x Long Ether Daily Target ETF
184.U.S. Global Investors Funds
185.Union Street Partners Value Fund, Series of World Funds Trust
186.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
187.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
189.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.Virtus Stone Harbor Emerging Markets Income Fund
191.Volatility Shares Trust
192.WEBs ETF Trust
193.Wedbush Series Trust
194.Wellington Global Multi-Strategy Fund
195.Wilshire Mutual Funds, Inc.
196.Wilshire Variable Insurance Trust
197.WisdomTree Trust
198.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

8

Records Relating to:	Are located at:
Registrant’s Investment Adviser	Curi Capital, LLC One North Wacker Drive, Suite 3500 Chicago, Illinois 60606
Registrant's Sub-Adviser	Mendon Capital Advisors Corp Ocean Reef Plaza Executive Center 31 Ocean Reef Drive, Suite C 101 #249 Key Largo, Florida 33037
Registrant’s Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Transfer Agent and Dividend Paying Agent	BNY Mellon Asset Servicing 500 Ross Street 154-0520 Pittsburgh, Pennsylvania 15262
Registrant’s Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Suite 302 Milwaukee, Wisconsin 53202
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34. Management Services
The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.
Item 35. Undertakings
Not applicable.

9

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 132 to its Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 132 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of April, 2026.

RMB Investors Trust (Registrant) By: /s/ Christopher Graff Christopher Graff President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 132 to the Registration Statement on Form N-lA has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature and Name	Title	Date

/s/ Christopher M. Graff Christopher M. Graff	President	April 28, 2026

/s/ Maher A. Harb Maher A. Harb	Chief Financial Officer and Treasurer	April 28, 2026

/s/ Peter Borish* Peter Borish	Trustee	April 28, 2026

/s/ Margaret M. Eisen* Margaret M. Eisen	Trustee	April 28, 2026

/s/ Michael A. Vardas* Michael A. Vardas	Trustee	April 28, 2026

*By: /s/Maher A. Harb		April 28, 2026

Maher A. Harb, Attorney-in-fact pursuant to powers of attorney previously filed with Registrant’s Registration Statement on Form N-1A with the SEC on April 29, 2025 and is incorporated by reference.

EXHIBIT LIST

Exhibit Number	Description
EX.99.j.1	Consent of Independent Registered Public Accounting Firm